                               WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.

                                               6300 Lamar Avenue

                                                P. O. Box 29217

                                       Shawnee Mission, Kansas 66201-9217

                                                  913-236-2000
                                                  888-WADDELL


                                                 June 30, 1999


                                      STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund"), formerly, United Municipal Bond Fund, Inc., dated June 30, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                               TABLE OF CONTENTS

         Performance Information ....................................................................    2

         Investment Strategies, Policies and Practices ..............................................    5

         Investment Management and Other Services ...................................................   33

         Purchase, Redemption and Pricing of Shares .................................................   38

         Directors and Officers .....................................................................   50

         Payments to Shareholders ...................................................................   57

         Taxes ......................................................................................   58

         Portfolio Transactions and Brokerage .......................................................   62

         Other Information ..........................................................................   64

         Appendix A .................................................................................   66

         Financial Statements .......................................................................   72

         Waddell & Reed Advisors Municipal Bond Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 29, 1976.


                                            PERFORMANCE INFORMATION

         Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.


TOTAL RETURN

         Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

         Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

         The average annual total return quotations for Class A shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                                                      With            Without
                                                                                   Sales Load        Sales Load
                                                                                    Deducted          Deducted
One-year period from April 1, 1999 to
     March 31, 2000:                                                                  -7.42%            -3.32%

Five-year period from April 1, 1995 to
     March 31, 2000:                                                                   4.47%             5.38%

Ten-year period from April 1, 1990 to
     March 31, 2000:                                                                   6.66%             7.12%


         Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

         The cumulative total return quotation for Class B shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -4.10%.


         The cumulative total return quotation for Class B shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 0.78%.


         The cumulative total return quotation for Class C shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -0.20%.


         The cumulative total return quotation for Class C shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 0.78%.




         The average annual total return quotations for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:



Period from April 1, 1999 to
     March 31, 2000:                                                    0.09%

Period from December 30, 1998* to
     March 31, 2000:                                                   -1.92%


*Date of inception.

         The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


YIELD


         Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                    6
         Yield = 2 ((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
              a =   dividends and interest earned during the period.
              b =   expenses accrued for the period (net of reimbursements).
              c =   the average daily number of shares of the class
                    outstanding during the period that were entitled to receive dividends.
              d =   the maximum offering price per share of the class on the
                    last day of the period.


         The yield for Class A , Class B, Class C and Class Y shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.10%, 4.65%, 4.47% and 5.55%, respectively.

         The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt.

         The tax-equivalent yield for Class A shares computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.95%, 6.97%, 7.26%, 7.81% and 8.26% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class B shares computed according to the formula for the 30-day period ended on March 31, 2000 is 5.43%, 6.36, 6.62%, 7.12% and 7.53% for marginal tax brackets of 15%,

28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class C shares computed according to the formula for the 30-day period ended on March 31, 2000 is 5.21%, 6.11%, 6.36%, 6.84% and 7.23% for marginal tax brackets of
15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class Y shares computed according to the formula for the 30-day period ended on March 31, 2000 is 6.48%, 7.56%, 7.90%, 8.50% and 8.99% for marginal tax brackets of
15%, 28%, 31%, 36% and 39.6%, respectively.



         Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

PERFORMANCE RANKINGS AND OTHER INFORMATION

         Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

         Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

         All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                 INVESTMENT STRATEGIES, POLICIES AND PRACTICES

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

     MUNICIPAL BONDS

         Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. For "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

         A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"), which are also generally referred to as private activity bonds ("PABS"). The Fund may purchase IDBs and PABs only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs and PABS are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. IDBs and PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs or PABs.

         Municipal leases and participation interests therein are another type of municipal bond (collectively, "lease obligations"). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations, (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (iii) the willingness of dealers to undertake to make a market in the securities, (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (vi) the credit quality of the issuer and the lessee, and
(vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

         The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See "Asset-Backed Securities." While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

         WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

         Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

         Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

         Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. See Appendix A for a description of bond ratings.

         Now or in the future, Standard & Poor's ("S&P"), and Moody's Investors Service, Inc. ("MIS") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS now rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. Municipal bonds purchased by the Fund comply with the 80% requirement discussed in the Prospectus if they are within the top four rating designations of S&P or MIS for the type of municipal bond in question or are of equivalent ratings as determined by WRIMCO. Credit ratings for individual securities may change from time to time, and the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

     BONDS BACKED BY GENERATING PLANTS REVENUE

         From time to time the Fund may have varying but substantial portions of its assets invested in municipal bonds of Public Power Agencies and in Pollution Control Revenue Bonds. The interest on both types of bonds is paid by revenues from generating plants. The Fund may invest any portion of its assets in these bonds, and it is expected that there may be times, depending on economic conditions in the industry or the relative attractiveness of other municipal bonds, when more than 25% of its total assets will be so invested.

         Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the bonds take place at a future date. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

     LIMITED INVESTMENT IN OTHER DEBT SECURITIES

         All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). The Fund may invest in taxable obligations only if, after any such investment, not more than 10% of its total assets would consist of taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), (iii) commercial paper and (iv) any of the foregoing obligations subject to repurchase agreements. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by S&P or MIS. See Appendix A for a description of these ratings.

     DEFENSIVE STRATEGIES AND TEMPORARY INVESTMENTS

         To shorten the average maturity of its portfolio, the Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase.

         Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 10% limitation on taxable obligations described in the Prospectus) during normal market conditions is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

         Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

     U.S. GOVERNMENT SECURITIES

         U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     ZERO COUPON SECURITIES

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year. Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company ("RIC"), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of

Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

         For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

         SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity of the CMO class.

     VARIABLE OR FLOATING RATE INSTRUMENTS

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     INDEXED SECURITIES

         The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     RESTRICTED SECURITIES

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments".

     ILLIQUID INVESTMENTS

         Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

         (i)  repurchase agreements not terminable within seven days;

        (ii)  securities for which market quotations are not readily available;

       (iii)  securities involved in swap, cap, floor and collar transactions;

        (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

         (v) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

        (vi)  non-government stripped fixed-rate mortgage-backed securities; and

       (vii)  over-the-counter ("OTC") options and their underlying collateral.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     REPURCHASE AGREEMENTS

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

     OPTIONS, FUTURES AND OTHER STRATEGIES

         GENERAL. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to (i) enhance income or yield, (ii) hedge the Fund's investments, or (iii) manage other risks of the Fund's investments that can affect fluctuation in its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes."

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked to market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on futures contracts can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.




         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

     BORROWING

         The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

INVESTMENT RESTRICTIONS AND LIMITATIONS

         Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of
(1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

         (i) Make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other Financial Instruments; or purchase any real estate or interests in real estate investment trusts or any investment company securities;

        (ii) Lend money or other assets; the Fund may, however, buy debt securities and other obligations consistent with its goal and other investment policies and restrictions;

       (iii) Invest for the purpose of exercising control or management of other companies;

        (iv) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

         (v) Participate on a joint, or a joint and several basis, in any trading account in securities;

        (vi) Engage in the underwriting of securities, that is, the selling of securities for others;

       (vii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

      (viii) Purchase securities of issuers in any one industry except for municipal bonds and U.S. Government securities if more than 25% of the value of its total assets would then be invested in issuers in that industry; or

        (ix)  issue senior securities.

         THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

         (i) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.

        (ii) The Fund does not intend to invest more than 5% of its total assets in U.S. Government securities.

       (iii) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.

        (iv) The Fund does not intend to purchase IDBs or PABs that finance facilities (other than utilities) of nongovernmental users if, as a result, more than 25% of its total assets would be invested in issuers in any one industry.


         (v) To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts and options on futures contracts.

         THE METHOD OF DETERMINING WHO IS AN ISSUER FOR PURPOSES OF THE 5% LIMITATION IN FUNDAMENTAL RESTRICTION (IX) IS NON-FUNDAMENTAL. IN PARTICULAR, IN APPLYING THIS LIMITATION:

         (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

         (b) For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

         (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

PORTFOLIO TURNOVER

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1999 and 1998 was 30.93% and 50.65%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGEMENT AGREEMENT

         The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

WADDELL & REED FINANCIAL, INC.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds) since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

SHAREHOLDER SERVICES

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

ACCOUNTING SERVICES

         Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

PAYMENTS BY THE FUND FOR MANAGEMENT, ACCOUNTING AND SHAREHOLDER SERVICES

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

         The management fees paid to WRIMCO for the fiscal years ended September 30, 1999, 1998 and 1997 were $4,196,083, $4,183,289 and $4,208,872, respectively.

         For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

         Under the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms; printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

         Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            ACCOUNTING SERVICES FEE

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------
            From $    0 to $   10              $      0
            From $   10 to $   25              $ 10,000
            From $   25 to $   50              $ 20,000
            From $   50 to $  100              $ 30,000
            From $  100 to $  200              $ 40,000
            From $  200 to $  350              $ 50,000
            From $  350 to $  550              $ 60,000
            From $  550 to $  750              $ 70,000
            From $  750 to $1,000              $ 85,000
                 $1,000 and Over               $100,000

         The fees paid to the Agent for accounting services for the fiscal years ended September 30, 1999, 1998 and 1997 were $85,000, $86,250 and $86,250, respectively.

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

         Waddell & Reed. Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1999, 1998 and 1997 were $993,053, $1,153,458 and $900,465, respectively.
The amounts retained by Waddell & Reed, Inc. for each period were $421,925, $489,470 and $389,479, respectively.

         As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred charge.

         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

         Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.




         Waddell & Reed, Inc. offers the Fund's shares through its financial advisors, registered representatives and sales managers ("sales force") and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $2,033,851 and $129,146, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1999.


         To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.


         Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

         Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

CUSTODIAL AND AUDITING SERVICES

         The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the Custodian is responsible
                                      39
for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


DETERMINATION OF OFFERING PRICE

         The net asset value ("NAV") of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

         Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of September 30, 1999, which is the most recent balance sheet included in this SAI, was as follows:


        NAV per Class A share (Class
             A net assets divided by Class A shares
             outstanding) .................................       $6.70
        Add:  selling commission (4.25% of offering
             price) .......................................         .30
                                                                  -----
        Maximum offering price per Class A share
             (Class A NAV divided by 95.75%)...............       $7.00
                                                                  =====



         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every day.

         The Board of Directors has decided to use the prices provided by an independent pricing service to value municipal bonds. The Board of Directors believes that such a service does quote the securities' fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

         Short-term debt securities are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. Except with respect to certain exchanges and
                                      41
automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc."


         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

REDUCED SALES CHARGES (APPLICABLE TO CLASS A SHARES ONLY)

     ACCOUNT GROUPING

         Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other tax-advantage plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in shares of other funds in the Waddell & Reed Advisors Funds.


1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust form);


2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") or Uniform Gifts to Minors Act ("UGMA") account;

6. Purchases by that individual or his or her spouse for his or her IRA, or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan and provided that all such purchases are subject to a sales charge (see "Net Asset Value Purchases"); and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

         Examples:

         A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

         B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

         C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

         D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

         Account grouping as described above is available under the following circumstances.

     ONE-TIME PURCHASES

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

 Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     RIGHTS OF ACCUMULATION

         If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

 Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.




     LETTER OF INTENT

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under an LOI ("LOI"). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.


         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

 Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA account for his child and the Class A shares held in the account have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.


         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.


         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.


         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.


         An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.


         With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.


         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.


         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly, United Cash Management, Inc.) or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

NET ASSET VALUE PURCHASES OF CLASS A SHARES

         As stated in the Prospectus, Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed,
Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company, with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Employees" also include individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.


         Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

         Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE OF CLASS A SHARES

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.


         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

REDEMPTIONS

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of request unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in determining NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

FLEXIBLE WITHDRAWAL SERVICE FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

         If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have your shares redeemed to receive:

         1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

EXCHANGES FOR SHARES OF OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.

     CLASS A SHARE EXCHANGES

         You may decide you would rather own Class A shares of one or more of the other funds in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. rather than Class A shares of the Fund. An exchange of Class A shares of the Fund may be made only if you have held the shares for at least six months unless the exchange is for Class A shares of Waddell & Reed Advisors Government
                                      49

Securities Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc., Waddell & Reed Advisors Cash Management, Inc., W&R Funds Municipal Bond Fund, W&R Funds Limited-Term Bond Fund or W&R Funds Money Market Fund or unless the Class A shares of the Fund were acquired by dividends or distributions paid in shares, in which cases there is no holding period. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you are investing. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.


         Fund shares may be received in exchange for Class A shares of any of the other funds in the Waddell & Reed Advisors Funds, except for shares of Waddell & Reed Advisors Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.


         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     CLASS B SHARE EXCHANGES

         You may exchange Class B shares of the Fund for Class B shares of other Funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

         The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class B shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of a fund. The shares of Waddell & Reed
                                      50

Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     CLASS C SHARE EXCHANGES

         You may exchange Class C shares of the Fund for Class C shares of other Funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class C shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     CLASS Y SHARE EXCHANGES

         Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

     GENERAL EXCHANGE INFORMATION

         When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

         These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds can, in most instances, be eliminated or modified at any time and any such exchange may not be accepted.

REINVESTMENT PRIVILEGE

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem at the NAV next calculated after the

Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received, and the Fund must be offering Class A shares of the Fund at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.

MANDATORY REDEMPTION OF CERTAIN SMALL ACCOUNTS

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

         The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

         The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds of Mutual Funds, W&R Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.






KEITH A. TUCKER*
         Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.


JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
         Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.


JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
         President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.


DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
         Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.


LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
         First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
         General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.


JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
         Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.


ROBERT L. HECHLER*
         President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.


HENRY J. HERRMANN*
         Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
         Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.


WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
         Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth: April 27, 1928.


RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
         Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.


FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
         Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.


ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
         Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.


FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
         Retired.  Date of birth:  August 7, 1935.


DANIEL C. SCHULTE
         Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed

Financial, Inc.: Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, and affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.


KRISTEN A. RICHARDS
         Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.


THEODORE W. HOWARD
         Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


BRYAN J. BAILEY
         Bryan J. Bailey is Vice President of the Fund and one other Fund in the Fund Complex and Vice President of WRIMCO; formerly, Assistant Portfolio Manager for investment companies managed by WRIMCO. Date of birth: April 17, 1963.

         The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

         The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.

         The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.


         The funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. based on the funds' relative size.

         During the Fund's fiscal year ended September 30, 1999, the Fund's Directors received the following fees for service as a director:

                                COMPENSATION TABLE

                                                                 Total
                                     Aggregate                Compensation
                                   Compensation                 From Fund
                                       From                     and Fund
Director                               Fund                     Complex*
--------                           ------------               ------------
Robert L. Hechler                       $    0                   $     0
Henry J. Herrmann                            0                         0
Keith A. Tucker                              0                         0
James M. Concannon                       2,355                    59,000
John A. Dillingham                       2,355                    59,000
David P. Gardner                         2,259                    56,500
Linda K. Graves                          2,355                    59,000
Joseph Harroz, Jr.                       2,203                    56,500
John F. Hayes                            2,355                    59,000
Glendon E. Johnson                       2,375                    59,500
William T. Morgan                        2,355                    59,000
Ronald C. Reimer                         2,189                    56,500
Frank J. Ross, Jr.                       2,355                    59,000
Eleanor B. Schwartz                      2,375                    59,500
Frederick Vogel III                      2,375                    59,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.

           The officers are paid by WRIMCO or its affiliates.

SHAREHOLDINGS

         As of May 31, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 2000, regarding the ownership of the Fund's shares.


                                                   Shares owned
Name and Address                                   Beneficially
of Beneficial Owner                    Class       or of Record        Percent
-------------------                    -----       ------------        -------
Phyllis A Reimer Trustee              Class B           6,923            9.27%
U/A dtd November 20 1996
Phyllis A Reimer Lvg Trust
5014 Briercrest
Lakewood CA  90713-1819

Betty W Taliaferro (TOD)              Class B          15,537           20.80%
9104 Roe Ave
Prairie Village KS  66207-2603

Leo Stokinger &                       Class B           3,821            5.11%
Patti Stokinger Jtn Ros
24 Robin Rd
Norfolk MA  02056-1731

O. C. Jergens Inc                     Class B           3,849            5.15%
11644 NE San Rafael
Portland OR  97220-1962

Earline Nelson (TOD)                  Class B          11,639           15.58%
2804 SW 10th St
Lees Summit MO  64081-2375

Randy J. Dircks &                     Class C           6,179           13.22%
Kathryn M. Holipitza Jtn Ros
109 Jennifer Dr
Chester NH 03036-4121

Elisabeth R Lawrence &                Class Y           8,428           18.03%
Paul E. Lawrence Jtn Ros
7512 Tempo Terr
Fridley MN  55432-3227

Noeida B. Castro &                    Class C           2,343            5.01%
Othoniel Castro Jtn Ros
837 NW 69th St
Kansas City MO  64118-1022

Carolyn Kuchinsky                     Class C           2,345            5.02%
444 Saratoga Ave  Apt 21C
Santa Clara CA  95050-6267

                                       58

Johanna G. Beal (TOD)                 Class C           5,692           12.18%
80 Grove St  Apt 610
Melrose MA  02176-4639

Super Cash Investment                 Class Y       1,287,958           99.98%
     Portfolio LP
A Partnership
1001 N US Highway 1 Ste 800
Jupiter FL 33477-4407

                           PAYMENTS TO SHAREHOLDERS


GENERAL

         There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

         The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.


CHOICES YOU HAVE ON YOUR DIVIDENDS AND DISTRIBUTIONS

         On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

         Even if you receive dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at NAV (i.e., with no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five days after the payment.


                                     TAXES

         The Fund has qualified since inception for treatment as a RIC under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholder would treat all distributions out of its earnings and profits, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gains, as taxable dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

         Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax.


INCOME FROM OPTIONS AND FUTURES CONTRACTS

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

         Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of a loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.


         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

ZERO COUPON SECURITIES

         The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities, and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and (with respect to taxable income) avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most of the accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.
For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.


In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated price may be available through combined orders.

         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

         The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                              OTHER INFORMATION


THE SHARES OF THE FUND

         The Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a contingent deferred sales charge; Class B and Class C are subject to a CDSC and to ongoing distribution and service fees; Class B shares converts to Class A shares eight years after the month in which the shares were purchased; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee. Each class may bear differing amounts of certain class-specific expenses and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

         The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable MIS rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
         SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced;

variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS
ALABAMA - 0.23%
   BMC Special Care Facilities Financing
      Authority of the City of Montgomery,
      Revenue Bonds, Series 1998-B (Baptist
      Health),
      4.875%, 11-15-18 ....................................................           $ 2,000              $  1,760,000

ALASKA - 3.15%
   City of Valdez, Alaska, Marine
      Terminal Revenue Refunding Bonds
      (BP Pipelines (Alaska) Inc. Project),
      Series 1993A,
      5.85%, 8-1-25 .......................................................            18,150                17,628,188
   State of Alaska, International Airports
      System Revenue Bonds, Series 1999A,
      5.0%, 10-1-19 .......................................................             3,000                 2,636,250
   Alaska Housing Finance Corporation,
      Housing Development Bonds, 1997
      Series B (AMT),
      5.8%, 12-1-29 .......................................................             2,390                 2,276,475
   Alaska Energy Authority, Power Revenue
      Refunding Bonds, Fifth Series (Bradley
      Lake Hydroelectric Project),
      5.0%, 7-1-21 ........................................................             2,350                 2,085,625
      Total ...............................................................                                  24,626,538

CALIFORNIA - 9.23%
   California Statewide Communities Development Authority:
      Special Facilities Lease Revenue Bonds,
      1997 Series A (United Air Lines, Inc. - San
      Francisco International Airport Projects),
      5.7%, 10-1-33 .......................................................            20,900                18,183,000
      Hospital Revenue Certificates of Participation,
      Series 1992, Cedars-Sinai Medical Center,
      6.5%, 8-1-12 ........................................................             5,200                 5,531,500
      Hospital Refunding Revenue Certificates of
      Participation, Series 1993, Cedars-Sinai Medical
      Center, Inverse Floating Rate Securities (INFLOS),
      7.049%, 11-1-15 (A) .................................................             3,300                 3,036,000
   East Bay Municipal Utility District (Alameda and Contra Costa Counties,
      California), Wastewater System Subordinated Revenue Refunding Bonds,
      Series 1993B-2, Inverse Floating Securities:
      6.62%, 6-1-13 (A) ...................................................             8,450                 8,587,312
      6.72%, 6-1-20 (A) ...................................................             7,250                 7,077,812

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
   Southern California Public Power Authority:
      Multiple Project Revenue Bonds, 1989 Series,
      6.75%, 7-1-12 .......................................................           $ 3,455              $  3,912,788
      Mead-Adelanto Project Revenue Bonds,
      1994 Series A:
      Auction Rate Securities (ACES),
      4.01%, 7-1-15 .......................................................             1,400                 1,400,000
      Inverse Floaters,
      6.01%, 7-1-15 (A) ...................................................             1,400                 1,326,500
      Mead-Phoenix Project Revenue Bonds,
      1994 Series A:
      Auction Rate Securities (ACES),
      4.01%, 7-1-15 .......................................................             1,300                 1,300,000
      Inverse Floaters,
      6.01%, 7-1-15 (A) ...................................................             1,300                 1,239,875
   Transmission Agency of Northern California,
      California-Oregon Transmission Project
      Revenue Bonds, 1990 Series A,
      7.0%, 5-1-13 ........................................................             7,500                 8,868,750
   Foothill/Eastern Transportation Corridor Agency,
      Toll Road Refunding Revenue Bonds, Series 1999:
      Capital Appreciation Bonds,
      0.0%, 1-15-17 .......................................................             8,000                 3,010,000
      Current Interest Bonds,
      5.125%, 1-15-19 .....................................................             3,000                 2,838,750
   California Rural Home Mortgage Finance
      Authority, Single Family Mortgage
      Revenue Bonds (Mortgage-Backed Securities
      Program):
      1997 Series C,
      6.75%, 3-1-29 .......................................................             2,050                 2,152,500
      1998 Series B,
      6.35%, 12-1-29 ......................................................             1,940                 2,024,875
   Delta Counties Home Mortgage Finance Authority
      (California), Single Family Mortgage Revenue
      Bonds (Mortgage-Backed Securities Program),
      1998 Series A,
      5.2%, 12-1-14 .......................................................             1,865                 1,764,756
      Total ...............................................................                                  72,254,418

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
COLORADO - 3.70%
   City and County of Denver, Colorado,
      Airport System Revenue Bonds:
      Series 1991D,
      7.75%, 11-15-13 .....................................................           $11,905               $13,809,800
      Series 1996D,
      5.5%, 11-15-25 ......................................................             2,000                 1,907,500
   Colorado Housing and Finance Authority,
      Single Family Program Senior and Subordinate
      Bonds:
      1997 Series C-2 Senior Bonds,
      6.875%, 11-1-28 .....................................................             2,500                 2,625,000
      1999 Series A-2 Senior Bonds,
      6.45%, 4-1-30 .......................................................             2,185                 2,215,044
      1997 Series A-2 Senior Bonds,
      7.25%, 5-1-27 .......................................................             2,000                 2,147,500
      1999 Series C-2 Senior Bonds,
      7.05%, 4-1-31 .......................................................             2,000                 2,127,500
      Series B-3,
      6.7%, 10-1-16 .......................................................             1,000                 1,077,500
      1998 Series A-3,
      6.5%, 5-1-16 ........................................................             1,000                 1,047,500
   Highlands Ranch Metropolitan District No. 3,
      Douglas County, Colorado, General
      Obligation Bonds, Series 1999,
      5.3%, 12-1-19 .......................................................             1,250                 1,118,750
   University of Colorado Hospital Authority,
      Revenue Bonds, Series 1999A,
      5.0%, 11-15-19 ......................................................             1,000                   890,000
      Total ...............................................................                                  28,966,094

CONNECTICUT - 4.27%
   Connecticut Development Authority, Water
      Facilities Revenue Bonds (Bridgeport
      Hydraulic Company Project - 1996 Series),
      6.0%, 9-1-36 ........................................................            13,875                14,031,094

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT (CONTINUED)
   Eastern Connecticut Resource Recovery
      Authority, Solid Waste Revenue Bonds
      (Wheelabrator Lisbon Project),
      Series 1993A,
      5.5%, 1-1-14 ........................................................           $13,700              $ 12,141,625
   Bristol Resource Recovery Facility,
      Operating Committee, Solid Waste Revenue
      Refunding Bonds (Ogden Martin Systems of
      Bristol, Inc. Project - 1995 Series),
      6.5%, 7-1-14 ........................................................             7,000                 7,245,000
      Total ...............................................................                                  33,417,719

FLORIDA - 2.81%
   Escambia County, Florida, Pollution Control Revenue
      Bonds (Champion International Corporation Project):
      Series 1994,
      6.9%, 8-1-22 ........................................................             9,855                10,039,781
      Series 1996,
      6.4%, 9-1-30 ........................................................             6,200                 6,052,750
   Housing Finance Authority of Lee County, Florida,
      Single Family Mortgage Revenue Bonds:
      Series 1998A, Subseries 6,
      6.45%, 3-1-31 .......................................................             2,175                 2,234,812
      Series 1999A, Subseries 2,
      5.0%, 9-1-30 ........................................................             1,620                 1,536,975
   City of Miami, Florida, Health Facilities
      Authority, Health Facilities Revenue Refunding
      Bonds (Mercy Hospital Project), Series 1994A,
      Inverse Floating Rate Security (INFLOS),
      6.27%, 8-15-15 (A) ..................................................             2,200                 2,090,000
      Total ...............................................................                                  21,954,318

GEORGIA - 3.81%
   Municipal Electric Authority of Georgia:
      Project One Special Obligation Bonds,
      Fifth Crossover Series,
      6.4%, 1-1-13 ........................................................            15,500                17,069,375
      General Power Revenue Bonds,
      1992B Series,
      8.25%, 1-1-11 .......................................................             8,700                10,907,625

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
   Private Colleges and Universities Authority,
      Revenue and Refunding Bonds (Mercer University
      Project), Tax-Exempt Series 1999A,
      5.25%, 10-1-20 ......................................................           $ 2,000              $  1,820,000
      Total ...............................................................                                  29,797,000

HAWAII - 3.34%
   State of Hawaii, Airports System Revenue
      Bonds, Second Series of 1991,
      6.9%, 7-1-12 ........................................................            20,195                22,567,912
   Department of Budget and Finance of the State
      of Hawaii, Special Purpose Revenue Bonds
      (Citizens Utilities Company Project):
      Residual Interest Bonds (RIBS), Series 1991B,
      8.727%, 11-1-21 (A) .................................................             1,750                 1,855,000
      Select Auction Variable Rate Securities (SAVRS),
      Series 1991A,
      4.25%, 11-1-21 ......................................................             1,750                 1,750,000
      Total................................................................                                  26,172,912

IDAHO - 0.86%
   Idaho Health Facilities Authority, Hospital
      Revenue Refunding Bonds, Series 1992
      (IHC Hospitals, Inc.),
      6.632%, 2-15-21 .....................................................             6,000                 6,742,500

ILLINOIS - 2.30%
   City of Chicago, Collateralized Single Family
      Mortgage Revenue Bonds:
      Series 1998C-1,
      6.3%, 9-1-29 ........................................................             3,980                 4,104,375
      Series 1998A-1,
      6.45%, 9-1-29 .......................................................             2,480                 2,591,600
      Series 1999A,
      6.35%, 10-1-30 ......................................................             2,500                 2,537,500
      Series 1999C,
      7.05%, 10-1-30 ......................................................             2,000                 2,137,500
      Series 1997-B,
      6.95%, 9-1-28 .......................................................             1,835                 1,929,044
   Illinois Health Facilities Authority, Revenue Bonds:
      Series 1997A (Victory Health Services),
      5.375%, 8-15-16 .....................................................             3,000                 2,523,750
      Series 1999 (Alexian Brothers Health System),
      5.0%, 1-1-19 ........................................................             1,500                 1,320,000
   School District Number 116, Champaign County,
      Illinois (Urbana), General Obligation School
      Building Bonds, Series 1999C,
      0.0%, 1-1-12 ........................................................             1,695                   862,331
      Total ...............................................................                                  18,006,100

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
INDIANA - 4.84%
   Indiana State Office Building Commission,
      Capitol Complex Revenue Bonds:
      Series 1990B (State Office Building I Facility),
      7.4%, 7-1-15 ........................................................           $ 8,000              $  9,580,000
      Series 1990A (Senate Avenue Parking Facility),
      7.4%, 7-1-15 ........................................................             4,775                 5,718,062
   Indiana Transportation Finance Authority,
      Highway Revenue Bonds, Series 1990A,
      7.25%, 6-1-15 .......................................................             9,000                10,485,000
   Indianapolis Airport Authority,
      Special Facility Revenue Bonds, Series 1995 A
      (United Air Lines, Inc., Indianapolis
      Maintenance Center Project),
      6.5%, 11-15-31 ......................................................            10,850                10,321,062
   Indiana Health Facility Financing Authority,
      Hospital Revenue Bonds, Series 1999A
      (Deaconess Hospital Obligated Group),
      5.75%, 3-1-19 .......................................................             2,000                 1,815,000
      Total ...............................................................                                  37,919,124

KANSAS - 2.02%
   Sedgwick County, Kansas and Shawnee County,
      Kansas, Single Family Mortgage
      Revenue Bonds
      (Mortgage-Backed Securities Program):
      1998 Series A-1 (AMT),
      6.5%, 12-1-22 .......................................................             7,760                 8,157,700
      1997 Series A-1 (AMT),
      6.95%, 6-1-29 .......................................................             5,225                 5,577,688
      1999 Series A-1 (AMT),
      5.5%, 12-1-26 .......................................................             2,000                 2,107,500
      Total ...............................................................                                  15,842,888

KENTUCKY - 0.07%
   County of Jefferson, Kentucky, Insured
      Hospital Revenue Bonds, Series 1992 (Alliant
      Health System, Inc. Project), Inverse Floaters,
      6.418%, 10-23-14 (A) ................................................               500                   543,125

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
LOUISIANA - 0.72%
   Parish of East Baton Rouge, State of
      Louisiana, Refunding Revenue Bonds
      (Georgia-Pacific Corporation Project),
      Series 1998,
      5.35%, 9-1-11 .......................................................           $ 3,000              $  2,756,250
   Louisiana Public Facilities Authority,
      Hospital Revenue and Refunding Bonds,
      St. Francis Medical Center Project
      (Pendleton Memorial Methodist Hospital
      Project), Series 1998,
      5.25%, 6-1-17 .......................................................             2,000                 1,557,500
   Parish of Webster, Louisiana, Pollution
      Control Revenue Refunding Bonds,
      1998 Series B (Non-AMT),
      5.2%, 3-1-13 ........................................................             1,435                 1,338,137
      Total ...............................................................                                   5,651,887

MASSACHUSETTS - 1.57%
   City of Quincy, Massachusetts, Revenue Refunding
      Bonds, Quincy Hospital Issue, Series 1993,
      Inverse Floating Rate Security (INFLOS),
      6.353%, 1-15-11 (A) .................................................             5,700                 5,671,500
   Massachusetts Housing Finance Agency,
      Single Family Housing Revenue Bonds,
      Series 57 (AMT),
      5.6%, 6-1-30 ........................................................             4,670                 4,325,588
   Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue Bonds,
      1993 Series A, Inverse Floating Rate Security (INFLOS),
      6.245%, 7-1-18 (A) ..................................................             2,500                 2,290,625
      Total ...............................................................                                  12,287,713

MICHIGAN - 2.14%
      Michigan Strategic Fund:
      Limited Obligation Refunding Revenue Bonds,
      The Detroit Edison Company Pollution Control
      Bonds Project, Collateralized Series 1991 AA,
      6.95%, 5-1-11 .......................................................             8,000                 9,170,000
      Limited Obligation Revenue Bonds, WMX
      Technologies, Inc. Project, Series 1993,
      6.0%, 12-1-13 .......................................................             4,000                 3,595,000

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
   City of Detroit, Michigan, Sewage Disposal
      System Revenue and Revenue Refunding Bonds,
      Series 1993-A, Inverse Floating Rate Security
      (INFLOS),
      7.294%, 7-1-23 (A) ..................................................           $ 2,600              $  2,489,500
   Michigan State Hospital Finance Authority,
      Hospital Revenue Bonds (The Detroit Medical
      Center Obligated Group), Series 1998A,
      5.125%, 8-15-18 .....................................................             2,000                 1,477,500
      Total ...............................................................                                  16,732,000

MINNESOTA - 0.73%
   City of Rochester, Minnesota, Health
      Care Facilities Revenue Bonds (Mayo
      Foundation/Mayo Medical Center),
      Series 1992D, Floating Inverse
      Rate Securities (FIRS),
      7.629%, 11-15-09 (A) ................................................             4,500                 4,770,000
   HealthSystem Minnesota, The Healthcare
      Network, City of St. Louis Park,
      Minnesota, Health Care Facilities Revenue
      Bonds (HealthSystem Minnesota Obligated
      Group), Series 1993, Relinked Inverse
      Floater,
      5.804%, 7-1-13 (A) ..................................................             1,000                   955,000
      Total ...............................................................                                   5,725,000

MISSISSIPPI - 2.67%
   Lowndes County, Mississippi, Solid Waste
      Disposal and Pollution Control
      Refunding Revenue Bonds (Weyerhaeuser
      Company Project), Series 1992B,
      6.608%, 4-1-22 ......................................................            11,000                11,825,000
   Mississippi Higher Education Assistance
      Corporation, Student Loan Revenue Bonds,
      Subordinate Series 1996-C:
      6.75%, 9-1-14 .......................................................             5,500                 5,548,125
      6.7%, 9-1-12 ........................................................             1,470                 1,481,025
   Mississippi Home Corporation, Single Family
      Mortgage Revenue Bonds, Series 1999A,
      6.3%, 6-1-31 ........................................................             1,995                 2,024,925
      Total ...............................................................                                  20,879,075

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI - 1.75%
   Health and Educational Facilities Authority
      of the State of Missouri, Health Facilities
      Revenue Bonds:
      Barnes-Jewish, Inc./Christian Health
      Services, Series 1993A,
      6.0%, 5-15-11 .......................................................           $ 3,000              $  3,116,250
      Freeman Health System Project, Series 1998,
      5.25%, 2-15-18 ......................................................             2,460                 2,007,975
      Lake of the Ozarks General Hospital, Inc.,
      Series 1998,
      5.1%, 2-15-18 .......................................................             2,220                 1,995,225
   Missouri Housing Development Commission,
      Single Family Mortgage Revenue Bonds
      (Homeownership Loan Program):
      1997 Series C-1 (Non-AMT),
      6.55%, 9-1-28 .......................................................             1,960                 2,045,750
      1998 Series D-2 (AMT),
      6.3%, 3-1-29 ........................................................             1,145                 1,150,725
      1998 Series B-2 (AMT),
      6.4%, 3-1-29 ........................................................               950                   982,063
      1997 Series A-2 (AMT),
      7.3%, 3-1-28 ........................................................               855                   927,675
   Missouri Higher Education Loan Authority
      (A Public Instrumentality and Body
      Corporate and Politic of the State of
      Missouri), Student Loan Revenue Bonds,
      Subordinate Series 1994A,
      5.45%, 2-15-09 ......................................................             1,500                 1,445,625
      Total ...............................................................                                  13,671,288

MONTANA - 0.41%
   Montana Higher Education Student Assistance
      Corporation, Student Loan Revenue Bonds,
      Subordinate Series 1998-B,
      5.5%, 12-1-31 .......................................................             3,500                 3,189,375

NEBRASKA - 1.97%
   Nebraska Higher Education Loan Program, Inc.,
      1993-2 Series A-6 Junior Subordinate Bonds,
      6.4%, 6-1-13 ........................................................            14,500                15,424,375

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEVADA - 1.18%
   Clark County, Nevada:
      Industrial Development Refunding Revenue
      Bonds (Nevada Power Company Project),
      Series 1995B,
      5.9%, 10-1-30 .......................................................           $ 5,500              $  4,826,250
      Industrial Development Revenue Bonds (Nevada
      Power Company Project), Series 1997A,
      5.9%, 11-1-32 .......................................................             2,000                 1,752,500
   Nevada Housing Division, Single Family
      Mortgage Bonds:
      1998 Series A-1 Mezzanine Bonds,
      5.35%, 4-1-16 .......................................................             1,915                 1,816,856
      1996 Series C Subordinate Bonds,
      6.35%, 4-1-09 .......................................................               830                   853,863
      Total ...............................................................                                   9,249,469

NEW HAMPSHIRE - 2.30%
   State of New Hampshire, Turnpike System
      Revenue Bonds, 1994 Series C, Linked Select Auction
      Variable Rate Securities (SAVRS) and Residual Interest
      Bonds (RIBS),
      5.23%, 2-1-24 .......................................................            20,000                18,025,000

NEW MEXICO - 0.42%
   New Mexico Educational Assistance Foundation,
      Student Loan Program Bonds:
      Second Subordinate 1996 Series A-3,
      6.75%, 11-1-08 ......................................................             2,175                 2,234,813
      Second Subordinate 1995 Series A-3,
      6.6%, 11-1-10 .......................................................             1,105                 1,087,044
      Total ...............................................................                                   3,321,857

NEW YORK - 3.42%
   New York State Medical Care Facilities Finance Agency,
      Mental Health Services Facilities Improvement
      Revenue Bonds, 1993 Series F Refunding,
      5.375%, 2-15-14 .....................................................             9,750                 9,603,750

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
   The City of New York, General Obligation Bonds,
      Fiscal 1994 Series C, Inverse Floaters,
      19.108%, 9-30-03 (B) ................................................           $ 3,250              $  4,208,750
   Tsasc, Tobacco Flexible Amortization Bonds (TFABs),
      Series 1999-1,
      6.0%, 7-15-2019 .....................................................             4,000                 3,960,000
   Dormitory Authority of the State of New York,
      State University Educational Facilities,
      Revenue Bonds, Series 1990B,
      7.5%, 5-15-11 .......................................................             2,000                 2,275,000
      Nyack Hospital, Revenue Bonds, Series 1996,
      6.25%, 7-1-13 .......................................................             1,000                   983,750
   New York State Urban Development Corporation,
      Correctional Capital Facilities Revenue Bonds,
      1993A Refunding Series,
      5.25%, 1-1-14 .......................................................             3,000                 2,966,250
   New York City Transitional Finance Authority,
      Future Tax Secured Bonds, Fiscal 1999 Series C
      Tax-Exempt Bonds,
      5.0%, 5-1-19 ........................................................             3,000                 2,733,750
      Total ...............................................................                                  26,731,250

NORTH CAROLINA - 2.61%
   County of Cumberland, North Carolina, Hospital
      Facility Revenue Bonds (Cumberland County
      Hospital System, Inc.), Series 1999:
      5.25%, 10-1-14 ......................................................             4,830                 4,546,237
      5.25%, 10-1-19 ......................................................             2,500                 2,259,375
      5.25%, 10-1-11 ......................................................             2,250                 2,140,312
   The Columbus County Industrial Facilities
      and Pollution Control Financing Authority
      (North Carolina), Environmental Improvement
      Revenue Bonds, 1996 Series A,
      5.85%, 12-1-20 ......................................................             5,000                 4,675,000
   North Carolina Medical Care Commission,
      Hospital Revenue Bonds:
      Gaston Health Care, Series 1998,
      5.0%, 2-15-19 .......................................................             2,500                 2,137,500
      Halifax Regional Medical Center, Series 1998,
      5.0%, 8-15-18 .......................................................             2,170                 1,689,887
      Rex Healthcare, Series 1998,
      5.0%, 6-1-17 ........................................................               750                   681,563
   The Martin County Industrial Facilities and
      Pollution Control Financing Authority (North
      Carolina), Solid Waste Disposal Revenue Bonds
      (Weyerhaeuser Company Project), Series 1993,
      5.65%, 12-1-23 ......................................................             2,500                 2,262,500
      Total ...............................................................                                  20,392,374

                              SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NORTH DAKOTA - 0.75%
   City of Fargo, North Dakota, Health System
      Revenue Bonds (Meritcare Obligated Group),
      Series 1996A,
      5.55%, 6-1-16 .......................................................           $ 2,800              $  2,751,000
   County of Burleigh, North Dakota, Healthcare
      Revenue Refunding Bonds, Series 1999
      (Medcenter One, Inc.),
      5.25%, 5-1-13 .......................................................             1,900                 1,847,750
   State of North Dakota, North Dakota Housing
      Finance Agency, Housing Finance Program Bonds,
      Home Mortgage Finance Program, 1998 Series A,
      5.25%, 7-1-18 .......................................................             1,350                 1,248,750
      Total ...............................................................                                   5,847,500

OHIO - 0.69%
   County of Erie, Ohio, Franciscan Services
      Corporation, Revenue Refunding Bonds,
      Series 1993 A (Providence Hospital, Inc.),
      6.0%, 1-1-13 ........................................................             4,000                 3,940,000
   State of Ohio Air Quality Development Revenue
      Bonds (Columbus Southern Power Company
      Project), Series 1985 B,
      6.25%, 12-1-20 ......................................................             1,500                 1,488,750
      Total ...............................................................                                   5,428,750

OKLAHOMA - 0.74%
   Oklahoma Housing Finance Agency, Single
      Family Mortgage Revenue Bonds
      (Homeownership Loan Program):
      1995 Series B, Subseries B-2 (AMT),
      7.625%, 9-1-26 ......................................................             4,495                 4,820,887
      1996 Series A,
      7.05%, 9-1-26 .......................................................               925                   974,719
      Total ...............................................................                                   5,795,606

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
OREGON - 0.73%
   State of Oregon, Housing and Community
      Services Department, Mortgage Revenue
      Bonds, Single-Family Mortgage Program:
      1996 Series D,
      6.375%, 7-1-27 ......................................................           $ 3,045              $  3,090,675
      1992 Series B,
      6.875%, 7-1-28 ......................................................             2,500                 2,590,625
      Total ...............................................................                                   5,681,300

PENNSYLVANIA - 3.47%
   City of Philadelphia, Pennsylvania, Water
      and Wastewater Revenue Bonds, Series 1993,
      Inverse Rate Securities,
      6.78%, 6-15-12 (A) ..................................................             7,100                 7,313,000
   Allegheny County Hospital Development Authority
      (Pennsylvania), UPMC Health System Revenue
      Refunding Bonds, Series 1999B,
      5.0%, 12-15-17 ......................................................             5,000                 4,506,250
   The Philadelphia Parking Authority, Airport
      Parking Revenue Bonds, Series of 1999,
      5.25%, 9-1-20 .......................................................             3,000                 2,812,500
   Pennsylvania Higher Education Assistance Agency,
      Student Loan Revenue Bonds, Fixed Rate Bonds,
      1991 Series C,
      7.15%, 9-1-21 .......................................................             2,190                 2,332,350
   City of Philadelphia, Pennsylvania, General
      Obligation Bonds, Series 1998:
      4.75%, 3-15-17 ......................................................             1,615                 1,433,313
      4.75%, 3-15-18 ......................................................             1,000                   878,750
   Pennsylvania Intergovernmental Cooperation
      Authority, Special Tax Revenue Refunding
      Bonds (City of Philadelphia Funding Program),
      Series of 1999,
      5.0%, 6-15-21 .......................................................             2,500                 2,225,000
   Falls Township Hospital Authority, Refunding
      Revenue Bonds, The Delaware Valley Medical Center
      Project (FHA Insured Mortgage), Series 1992,
      7.0%, 8-1-22 ........................................................             2,000                 2,122,500
   Delaware Valley Regional Finance Authority
      (Bucks, Chester, Delaware and Montgomery Counties,
      Pennsylvania), Local Government Revenue Bonds,
      1997 Series B,
      5.6%, 7-1-17 ........................................................             2,000                 1,992,500
   Pennsylvania Higher Educational Facilities Authority,
      Revenue Bonds (Thomas Jefferson University),
      1999 Series A,
      5.0%, 7-1-19 ........................................................             1,750                 1,581,563
      Total ...............................................................                                  27,197,726

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA - 1.71%
   South Carolina Jobs - Economic Development
      Authority, Hospital Revenue Refunding and
      Improvement Bonds (South Carolina Baptist
      Hospital), Series 1993D, Intermediate Longs,
      Inverse Floating Securities,
      7.339%, 8-1-21 (A) ..................................................           $14,550              $ 13,386,000

TENNESSEE - 0.89%
   The Health and Educational Facilities Board
      of the Metropolitan Government of Nashville
      and Davidson County, Tennessee:
      Health Facility Revenue Refunding Bonds (Open
      Arms Developmental Centers Project), Series 1998,
      5.1%, 8-1-16 ........................................................             2,745                 2,504,813
      Multi-Modal Interchangeable Rate, Health Facility
      Revenue Bonds (Richland Place, Inc. Project),
      Series 1993,
      5.5%, 5-1-23 ........................................................             1,950                 1,789,125
   Volunteer State Student Funding Corporation,
      Educational Loan Revenue Bonds,
      Junior Subordinate Series 1993C Bonds,
      5.85%, 12-1-08 ......................................................             2,700                 2,649,375
      Total ...............................................................                                   6,943,313

TEXAS - 6.19%
   AllianceAirport Authority, Inc.,
      Special Facilities Revenue Bonds,
      Series 1991 (American Airlines, Inc.
      Project),
      7.0%, 12-1-11 .......................................................            14,400                15,426,000
   Trinity River Authority of Texas (Tarrant
      County Water Project), Improvement and Refunding
      Revenue Bonds, Series 1999,
      5.25%, 2-1-20 .......................................................             7,415                 6,933,025
   Amarillo Health Facilities Corporation,
      Hospital Revenue Bonds (Baptist St. Anthony's
      Hospital Corporation Project), Series 1998,
      5.5%, 1-1-15 ........................................................             6,320                 6,272,600

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
   City of Austin, Texas, Subordinate Lien
      Revenue Refunding Bonds, Series 1998,
      5.25%, 5-15-19 ......................................................           $ 5,000              $  4,662,500
   Texas Department of Housing and Community Affairs,
      Single Family Mortgage
      Revenue Bonds, 1997 Series D (AMT) TEAMS Structure:
      5.65%, 3-1-29 .......................................................             2,500                 2,334,375
      5.7%, 9-1-29 ........................................................             1,500                 1,410,000
   Gulf Coast Waste Disposal Authority,
      Multi-Modal Interchangeable Rate Revenue
      Bonds (Champion International Corporation
      Project), Series 1992A,
      6.875%, 12-1-28 .....................................................             3,220                 3,244,150
   Lufkin Health Facilities Development
      Corporation, Health System Revenue and
      Refunding Bonds (Memorial Health System
      of East Texas), Series 1995,
      6.875%, 2-15-26 .....................................................             2,960                 2,789,800
   City of Houston, Texas, Airport System,
      Special Facilities Revenue Bonds
      (Continental Airlines, Inc. Terminal
      Improvement Projects), Series 1997B,
      6.125%, 7-15-17 .....................................................             2,850                 2,589,937
   Midland County Hospital District, Hospital
      Revenue Refunding Bonds, Series 1997,
      5.375%, 6-1-16 ......................................................             2,000                 1,927,500
   Collin County Housing Finance Corporation,
      Student Housing Revenue Bonds (Collin
      County Community College District Foundation,
      Inc. Project),  Series 1998A,
      5.25%, 6-1-31 .......................................................             1,000                   877,500
      Total ...............................................................                                  48,467,387

UTAH - 4.14%
   Tooele County, Utah, Hazardous Waste Treatment
      Revenue Bonds (Union Pacific Corporation
      USPCI, Inc. Project), Series A,
      5.7%, 11-1-26 .......................................................            37,200                32,364,000

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WASHINGTON - 8.24%
   Washington Public Power Supply System:
      Nuclear Project No. 3, Refunding Revenue Bonds:
      Series 1989B,
      7.125%, 7-1-16 ......................................................           $20,750              $ 23,862,500
      Series 1993C,  Inverse Floating Rate Security,
      6.87%, 7-1-12 (A) ...................................................             7,000                 6,781,250
      Nuclear Project No. 1, Refunding Revenue Bonds:
      Series 1989B,
      7.125%, 7-1-16 ......................................................             8,200                 9,430,000
      Series 1993A, Inverse Floating Rate Security,
      6.67%, 7-1-11 (A) ...................................................             7,500                 7,987,500
      Nuclear Project No. 2, Refunding Revenue
      Bonds, Series 1994A, Inverse Floating Rate
      Securities,
      6.23%, 7-1-12 (A) ...................................................             2,500                 2,446,875
   State of Washington, Various Purpose General
      Obligation Bonds, Series 1990A,
      6.75%, 2-1-15 .......................................................             4,995                 5,550,694
   Pilchuck Development Public Corporation (State
      of Washington), Special Facilities Airport
      Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
      6.0%, 8-1-23 ........................................................             3,500                 3,311,875
   Public Utility District No. 1 of Douglas County,
      Washington, Wells Hydroelectric Revenue Bonds,
      Series of 1965,
      3.7%, 9-1-18 ........................................................             3,980                 3,203,900
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue Bonds,
      1995 (GNMA Collateralized Mortgage
      Loan - Kin On Project),
      7.4%, 11-20-36 ......................................................             1,750                 1,942,500
      Total ...............................................................                                  64,517,094

WEST VIRGINIA - 0.71%
   Braxton County, West Virginia, Solid Waste
      Disposal Revenue Bonds (Weyerhaeuser Company
      Project), Series 1995A,
      6.5%, 4-1-25 ........................................................             3,500                 3,513,125
   The County Commission of Monongalia County, West
      Virginia, Pollution Control Revenue Bonds (The
      Potomac Edison Company Fort Martin Station Project),
      1993 Series B,
      5.95%, 4-1-13 .......................................................             2,000                 2,037,500
      Total ...............................................................                                   5,550,625

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WISCONSIN - 1.06%
   Wisconsin Public Power Incorporated SYSTEM
      (The), Power Supply System Revenue Bonds,
      Series 1993B-2, Yield Curve Notes (YCNs),
      6.582%, 7-1-14 (A) ..................................................           $ 5,500              $  5,479,375
   Wisconsin Housing and Economic Development
      Authority, Home Ownership Revenue Bonds,
      1997 Series H,
      5.75%, 9-1-28 .......................................................             3,000                 2,846,250
      Total ...............................................................                                   8,325,625

TOTAL MUNICIPAL BONDS - 91.84%                                                                             $718,788,325
   (Cost: $730,057,777)

                                                                                    NUMBER OF
                                                                                    CONTRACTS
OPTION - 0.00%
   June 88 Put Options on June 00
      Treasury Bond Futures ...............................................             1,000              $     15,625
   (Cost: $918,750)

TOTAL SHORT-TERM SECURITIES - 7.12%                                                                        $ 55,733,710
   (Cost: $55,733,710)

TOTAL INVESTMENT SECURITIES - 98.96%                                                                       $774,537,660
   (Cost: $786,710,237)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.04%                                                             8,177,401

NET ASSETS - 100.00%                                                                                       $782,715,061

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
MARCH 31, 2000

NOTES TO SCHEDULE OF INVESTMENTS
(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.

(B) The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at March 31, 2000.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

ASSETS
   Investment securities--at value
      (Notes 1 and 3) ..................................................................                   $774,538
   Cash ................................................................................                          1
   Receivables:
      Interest .........................................................................                     11,378
      Investment securities sold........................................................                      2,740
      Fund shares sold .................................................................                        139
   Prepaid insurance premium ...........................................................                         24
                                                                                                           --------
        Total assets ...................................................................                    788,820
                                                                                                           --------
LIABILITIES
   Payable to Fund shareholders ........................................................                      4,756
   Payable for investment securities purchased..........................................                      1,074
   Accrued service fee (Note 2) ........................................................                        149
   Accrued transfer agency and dividend disbursing (Note 2).............................                         82
   Accrued distribution fee (Note 2) ...................................................                         12
   Accrued management fee (Note 2) .....................................................                         11
   Accrued accounting services fee (Note 2).............................................                          7
   Other ...............................................................................                         14
                                                                                                           --------
        Total liabilities ..............................................................                      6,105
                                                                                                           --------
           Total net assets ............................................................                   $782,715
                                                                                                           ========
NET ASSETS
   $0.001 par value capital stock
      Capital stock ....................................................................                   $    117
      Additional paid-in capital .......................................................                    808,078
   Accumulated undistributed income (loss):
      Accumulated undistributed net investment income ..................................                        696
      Accumulated undistributed net realized loss on
        investment transactions ........................................................                     (9,678)
      Distributions in excess of net realized loss on
        investment transactions ........................................................                     (4,325)
      Net unrealized depreciation in value of
        investments ....................................................................                    (12,173)
                                                                                                           --------
        Net assets applicable to outstanding units
           of capital ..................................................................                   $782,715
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ..........................................................................                      $6.70
   Class B    ..........................................................................                      $6.70
   Class C    ..........................................................................                      $6.70
   Class Y    ..........................................................................                      $6.70
Capital shares outstanding
   Class A    ..........................................................................                    115,505
   Class B    ..........................................................................                         63
   Class C    ..........................................................................                         30
   Class Y    ..........................................................................                      1,186
Capital shares authorized ..............................................................                    600,000

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(IN THOUSANDS)

INVESTMENT INCOME
   Interest and amortization (Note 1B) ......................................................               $25,374
                                                                                                            -------
   Expenses (Note 2):
      Investment management fee .............................................................                 2,109
      Service fee:
        Class A..............................................................................                   946
        Class B..............................................................................                   ---*
        Class C..............................................................................                   ---*
      Transfer agency and dividend disbursing:
        Class A..............................................................................                   395
        Class B..............................................................................                     1
        Class C..............................................................................                   ---*
      Distribution fee:
        Class A..............................................................................                    43
        Class B..............................................................................                     1
        Class C..............................................................................                     1
      Accounting services fee ...............................................................                    43
      Custodian fees ........................................................................                    15
      Audit fees ............................................................................                    12
      Legal fees ............................................................................                     8
      Other .................................................................................                   115
                                                                                                            -------
        Total expenses ......................................................................                 3,689
                                                                                                            -------
           Net investment income ............................................................                21,685
                                                                                                            -------
REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS (NOTES 1 AND 3)
   Realized net loss on securities ..........................................................                (6,743)
   Realized net gain on put options purchased ...............................................                   385
   Realized net loss on futures contracts closed ............................................                (3,135)
                                                                                                            -------
      Realized net loss on investments ......................................................                (9,493)
                                                                                                            -------
   Net unrealized depreciation in value of
      securities during the period ..........................................................                (6,583)
   Net unrealized depreciation in value of
      options during the period                                                                                (903)
                                                                                                            -------
      Net unrealized depreciation in value of
        investments during the period........................................................                (7,486)
                                                                                                            -------
        Net loss on investments .............................................................               (16,979)
                                                                                                            -------
           Net increase in net assets resulting
              from operations ...............................................................               $ 4,706
                                                                                                            =======

*Not shown due to rounding.

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                   FOR THE                        FOR THE
                                                                                  SIX MONTHS                    FISCAL YEAR
                                                                                    ENDED                          ENDED
                                                                                  MARCH 31,                     SEPTEMBER 30,
                                                                                     2000                           1999
                                                                                 ------------                  --------------
DECREASE IN NET ASSETS
   Operations:
      Net investment income.........................................                   21,685                       $47,065
      Realized net gain (loss) on
        investments ................................................                   (9,493)                        9,001
      Unrealized depreciation ......................................                   (7,486)                      (86,742)
                                                                                     --------                      --------
        Net increase (decrease) in net assets
           resulting from operations ...............................                    4,706                       (30,676)
                                                                                     --------                      --------
   Distributions to shareholders (Note 1D):*
     From net investment income:
        Class A ....................................................                  (21,648)                      (47,791)
        Class B ....................................................                       (5)                          ---
        Class C ....................................................                       (2)                          ---
        Class Y ....................................................                      (35)                          ---**
      From realized gains on securities transactions:
        Class A ....................................................                   (4,738)                      (14,339)
        Class B ....................................................                       (1)                          ---
        Class C ....................................................                       (1)                          ---
        Class Y ....................................................                      ---**                         ---
      In excess of realized gains on securities transactions:
        Class A ....................................................                   (4,324)                          ---
        Class B ....................................................                       (1)                          ---
        Class C ....................................................                      ---**                         ---
        Class Y ....................................................                      ---**                         ---
                                                                                      --------                     --------
                                                                                      (30,755)                      (62,130)
                                                                                     --------                      --------
   Capital share transactions
      (Note 7) .....................................................                  (65,318)                      (30,001)
                                                                                    ---------                      --------
              Total decrease .......................................                  (91,367)                     (122,807)
NET ASSETS
   Beginning of period .............................................                  874,082                       996,889
                                                                                    ---------                      --------
   End of period, including undistributed
      net investment income of $696 and
      $701, respectively ...........................................                 $782,715                      $874,082
                                                                                     ========                      ========

     *See "Financial Highlights" on pages  - .
    **Not shown due to rounding.
                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                          FOR THE
                                            SIX                         FOR THE FISCAL YEAR ENDED
                                           MONTHS                              SEPTEMBER 30,
                                           ENDED       -----------------------------------------------------------
                                          3/31/00       1999         1998         1997         1996          1995
                                          -------      ------       ------       ------       ------        ------
Net asset value,
   beginning of period..............      $6.90        $7.63        $7.47        $7.32        $7.25        $6.91
                                          -----        -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment
      income .......................       0.18         0.36         0.37         0.38         0.39         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..................      (0.13)       (0.61)        0.25         0.30         0.12         0.38
                                          -----        -----        -----        -----        -----         -----
Total from investment
   operations ......................       0.05        (0.25)        0.62         0.68         0.51         0.77
                                          -----        -----        -----        -----        -----         -----
Less distributions:
   From net investment
      income .......................      (0.18)       (0.37)       (0.37)       (0.37)       (0.39)       (0.39)
   From capital gains ..............      (0.03)       (0.11)       (0.09)       (0.16)       (0.05)       (0.00)
   In excess of capital
      gains ........................      (0.04)       (0.00)       (0.00)       (0.00)       (0.00)       (0.04)
                                          -----        -----        -----        -----        -----        -----
Total distributions ................      (0.25)       (0.48)       (0.46)       (0.53)       (0.44)       (0.43)
                                          -----        -----        -----        -----        -----        -----
Net asset value,
   end of period ...................      $6.70        $6.90        $7.63        $7.47        $7.32        $7.25
                                          =====        =====        =====        =====        =====        =====
Total return* ......................       0.83%       -3.46%        8.67%        9.77%        7.16%       11.51%
Net assets, end of
   period (in
   millions) .......................       $774         $874         $997         $994         $997        $975
Ratio of expenses to
   average net assets...............       0.90%**      0.79%        0.72%        0.67%        0.68%        0.65%
Ratio of net investment
   income to average
   net assets ......................       5.30%**      4.98%        4.95%        5.14%        5.23%        5.51%
Portfolio
   turnover rate ...................       9.41%       30.93%       50.65%       47.24%       74.97%       70.67%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                       FOR THE
                                                        PERIOD
                                                          FROM
                                                      10/5/99*
                                                       THROUGH
                                                       3/31/00
                                                       -------
Net asset value,
   beginning of period .............                   $6.87
                                                       ------
Income from investment
   operations:
   Net investment income ...........                    0.15
   Net realized and
      unrealized loss
      on investments ...............                   (0.10)
                                                       ------
Total from investment
   operations ......................                    0.05
                                                       ------
Less distributions:
   From net investment
      income .......................                   (0.15)
   From capital gains ..............                   (0.03)
   In excess of capital
      gains ........................                   (0.04)
                                                      ------
Total distributions ................                   (0.22)
                                                      ------
Net asset value
   end of period ...................                   $6.70
                                                      ======
Total return .......................                    0.78%
Net assets, end of
   period (000 omited) .............                    $421
Ratio of expenses to
   average net assets ..............                    1.88%**
Ratio of net investment
   income to average
   net assets ......................                    4.34%**
Portfolio turnover
   rate ............................                    9.41%***

   *Commencement of operations.
  **Annualized.
 ***For the six months ended March 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                       FOR THE
                                                        PERIOD
                                                          FROM
                                                      10/7/99*
                                                       THROUGH
                                                       3/31/00
                                                       -------
Net asset value,
   beginning of period .............                    $6.87
                                                       ------
Income from investment
   operations:
   Net investment income ...........                     0.15
   Net realized and
      unrealized loss
      on investments ...............                    (0.10)
                                                       ------
Total from investment
   operations ......................                     0.05
                                                       ------
Less distributions:
   From net investment
      income .......................                    (0.15)
   From capital gains ..............                    (0.03)
   In excess of capital
      gains ........................                    (0.04)
                                                       ------
Total distributions ................                    (0.22)
                                                       ------
Net asset value,
   end of period ...................                    $6.70
                                                       ======
Total return .......................                     0.78%
Net assets, end of
   period (000 omited) .............                     $202
Ratio of expenses to
   average net assets ..............                     1.92%**
Ratio of net investment
   income to average
   net assets ......................                     4.30%**
Portfolio turnover
   rate ............................                     9.41%***

  *Commencement of operations.
 **Annualized.
***For the six months ended March 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                    FOR THE
                                          FOR THE                    PERIOD
                                              SIX                      FROM
                                           MONTHS                 12/30/98*
                                            ENDED                   THROUGH
                                          3/31/00                   9/30/99
                                          -------                   -------
Net asset value,
   beginning of period..............        $6.90                     $7.41
                                            -----                     -----
Income from investment
   operations:
   Net investment
      income .......................         0.19                      0.28
   Net realized and
      unrealized loss
      on investments ...............        (0.14)                    (0.51)
                                            -----                     -----
Total from investment
   operations ......................         0.05                     (0.23)
                                            -----                     -----
Less distributions
   From net investment
      income .......................        (0.18)                    (0.28)
   From capital gains ..............        (0.03)                    (0.00)
   In excess of capital
      gains ........................        (0.04)                    (0.00)
                                            -----                     -----
Total distributions.................        (0.25)                    (0.28)
                                            -----                     -----
Net asset value,
   end of period ...................        $6.70                     $6.90
                                            =====                     =====
Total return .......................         0.84%                    -3.21%
Net assets, end of
   period (000 omited) .............       $7,954                        $2
Ratio of expenses
   to average net
   assets ..........................         0.74%**                   0.67%**
Ratio of net
   investment income
   to average net
   assets ..........................         5.47%**                   5.08%**
Portfolio
   turnover rate ...................         9.41%                    30.93%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.       Futures -- See Note 5 -- Futures.

F.       Options -- See Note 6 -- Options.

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                     ACCOUNTING SERVICES FEE
                          Average
                       Net Asset Level                        Annual Fee
                  (all dollars in millions)               Rate for Each Level
                  -------------------------               -------------------
                     From $    0 to $   10                     $      0
                     From $   10 to $   25                     $ 10,000
                     From $   25 to $   50                     $ 20,000
                     From $   50 to $  100                     $ 30,000
                     From $  100 to $  200                     $ 40,000
                     From $  200 to $  350                     $ 50,000
                     From $  350 to $  550                     $ 60,000
                     From $  550 to $  750                     $ 70,000
                     From $  750 to $1,000                     $ 85,000
                          $1,000 and Over                      $100,000

         For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month.
The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $137,107. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $79,555 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

         A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

         With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

         If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

         The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $204 and $13 in deferred sales charges from Class B shares and Class C shares, respectively.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

         The Fund paid Directors' fees of $14,746, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

         Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $72,630,433 while proceeds from maturities and sales aggregated $169,737,807. Purchases of options aggregated $4,708,535 while proceeds from options aggregated $4,175,008. Purchases of short-term securities aggregated $833,574,430 while proceeds from maturities and sales aggregated $812,717,902. No long-term U.S. Government securities were bought or sold during the period ended March 31, 2000.

         For Federal income tax purposes, cost of investments owned at March 31, 2000 was $789,819,687, resulting in net unrealized depreciation of $15,282,027, of which $21,394,338 related to appreciated securities and $36,676,365 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         For Federal income tax purposes, the Fund realized capital gain net income of $8,892,543 during its fiscal year ended September 30, 1999, which has been distributed to the Fund's shareholders.

NOTE 5 -- FUTURES

         The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- OPTIONS

         Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- MULTICLASS OPERATIONS

         The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock are summarized below. Amounts are in thousands.

                                                       FOR THE                  FOR THE
                                                    SIX MONTHS              FISCAL YEAR
                                                         ENDED                    ENDED
                                                     MARCH 31,            SEPTEMBER 30,
                                                          2000                     1999
                                                  ------------             ------------
Shares issued from sale of shares:
   Class A    ....................                       5,419                   25,267
   Class B    ....................                          70                      ---
   Class C    ....................                          31                      ---
   Class Y    ....................                       1,181                      ---*
Shares issued from
   reinvestment of dividends
   and/or capital gains
   distribution:
   Class A    ....................                       3,833                    7,013
   Class B    ....................                           1                      ---
   Class C    ....................                           1                      ---
   Class Y    ....................                           5                      ---*
Shares redeemed:
   Class A    ....................                     (20,343)                 (36,372)
   Class B    ....................                          (8)                     ---
   Class C    ....................                          (2)                     ---
   Class Y    ....................                         ---                      ---
                                                       -------                   ------
Decrease in
   outstanding capital
   shares     ....................                      (9,812)                  (4,092)
                                                       =======                   ======
Value issued from sale of shares:
   Class A    ....................                     $35,979                 $185,060
   Class B    ....................                         463                      ---
   Class C    ....................                         210                      ---
   Class Y    ....................                       7,683                        2
Value issued from
   reinvestment of dividends
   and/or capital gains
   distribution:
   Class A    ....................                      25,388                   51,386
   Class B    ....................                           7                      ---
   Class C    ....................                           4                      ---
   Class Y    ....................                          36                      ---*
Value redeemed:
   Class A    ....................                    (135,022)                (266,449)
   Class B    ....................                         (52)                     ---
   Class C    ....................                         (14)                     ---
   Class Y    ....................                         ---                      ---
                                                      --------                 --------
Decrease in outstanding
   capital    ....................                    $(65,318)                $(30,001)
                                                      ========                 ========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal Bond Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. as of March 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS
ALABAMA - 0.20%
   BMC Special Care Facilities Financing
      Authority of the City of Montgomery,
      Revenue Bonds, Series 1998-B (Baptist
      Health),
      4.875%, 11-15-2018 ..................................................           $ 2,000              $  1,760,000

ALASKA - 3.98%
   City of Valdez, Alaska, Marine
      Terminal Revenue Refunding Bonds
      (BP Pipelines (Alaska) Inc. Project),
      Series 1993A,
      5.85%, 8-1-2025 .....................................................            28,650                28,148,625
   State of Alaska, International Airports
      System Revenue Bonds, Series 1999A,
      5.0%, 10-1-2019 .....................................................             3,000                 2,655,000
   Alaska Energy Authority, Power Revenue
      Refunding Bonds, Fifth Series (Bradley
      Lake Hydroelectric Project),
      5.0%, 7-1-2021 ......................................................             2,350                 2,070,937
   Alaska Housing Finance Corporation,
      Housing Development Bonds, 1997
      Series B (AMT),
      5.8%, 12-1-2029 .....................................................             2,000                 1,952,500
      Total ...............................................................                                  34,827,062

CALIFORNIA - 10.83%
   California Statewide Communities Development Authority:
      Special Facilities Lease Revenue Bonds,
      1997 Series A (United Air Lines, Inc. - San
      Francisco International Airport Projects),
      5.7%, 10-1-2033 .....................................................            20,900                19,332,500
      Hospital Revenue Certificates of Participation,
      Series 1992, Cedars-Sinai Medical Center,
      6.5%, 8-1-2012 ......................................................             5,200                 5,577,000
      Hospital Refunding Revenue Certificates of
      Participation, Series 1993, Cedars-Sinai Medical
      Center, Inverse Floating Rate Securities (INFLOS),
      7.17%, 11-1-2015 (A) ................................................             3,300                 2,978,250
   East Bay Municipal Utility District (Alameda
      and Contra Costa Counties, California),
      Wastewater System Subordinated Revenue
      Refunding Bonds, Series 1993B-2,
      Inverse Floating Securities:
      7.27%, 6-1-2013 (A) .................................................             8,450                 8,555,625
      7.37%, 6-1-2020 (A) .................................................             7,250                 7,032,500

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
   Transmission Agency of Northern California,
      California-Oregon Transmission Project
      Revenue Bonds, 1990 Series A,
      7.0%, 5-1-2013 ......................................................           $12,000              $ 13,950,000
   County of San Bernardino, California,
      Certificates of Participation (1992 Justice
      Center/Airport Improvements Refunding
      Project), Inland Empire Public Facilities
      Corporation, Short/RITES Certificates,
      5.5%, 7-1-2016 (B) ..................................................             9,500                 9,571,250
   Southern California Public Power Authority:
      Multiple Project Revenue Bonds, 1989 Series,
      6.75%, 7-1-2012 .....................................................             3,455                 3,904,150
      Mead-Adelanto Project Revenue Bonds,
      1994 Series A:
      Mead-Adelanto Auction Rate Securities (ACES),
      4.01%, 7-1-2015 .....................................................             1,400                 1,400,000
      Mead-Adelanto Inverse Floaters,
      6.01%, 7-1-2015 (A) .................................................             1,400                 1,331,750
      Mead-Phoenix Project Revenue Bonds,
      1994 Series A:
      Auction Rate Securities (ACES),
      4.01%, 7-1-2015 .....................................................             1,300                 1,300,000
      Inverse Floaters,
      6.01%, 7-1-2015 (A) .................................................             1,300                 1,218,750
   California Rural Home Mortgage Finance
      Authority, Single Family Mortgage
      Revenue Bonds (Mortgage-Backed Securities
      Program):
      1998 Series A,
      6.35%, 12-1-2029 ....................................................             3,345                 3,495,525
      1997 Series C,
      6.75%, 3-1-2029 .....................................................             2,050                 2,173,000
      1998 Series B,
      6.35%, 12-1-2029 ....................................................             1,940                 2,092,775
   Foothill/Eastern Transportation Corridor Agency,
      Toll Road Refunding Revenue Bonds, Series 1999:
      Capital Appreciation Bonds,
      0.0%, 1-15-2017 .....................................................             8,000                 2,920,000
      Current Interest Bonds,
      5.125%, 1-15-2019 ...................................................             3,000                 2,816,250
   Delta Counties Home Mortgage Finance Authority
      (California), Single Family Mortgage Revenue
      Bonds (Mortgage-Backed Securities Program),
      1998 Series A,
      5.2%, 12-1-2014 .....................................................             3,110                 2,942,837

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
   Intermodal Container Transfer Facility,
      Joint Powers Authority, Intermodal
      Container Transfer Facility Refunding
      Revenue Bonds, 1989 Series A,
      7.7%, 11-1-2014 .....................................................           $ 2,000              $  2,049,140
      Total ...............................................................                                  94,641,302

COLORADO - 3.45%
   City and County of Denver, Colorado,
      Airport System Revenue Bonds:
      Series 1991D,
      7.75%, 11-15-2013 ...................................................            11,905                14,003,256
      Series 1996D,
      5.5%, 11-15-2025 ....................................................             2,000                 1,920,000
   Colorado Housing and Finance Authority,
      Single Family Program Senior and Subordinate
      Bonds:
      1996 Series B-1,
      7.65%, 11-1-2026 ....................................................             2,750                 2,987,187
      1997 Series C-2,
      6.875%, 11-1-2028 ...................................................             2,500                 2,668,750
      1999 Series A-2,
      6.45%, 4-1-2030 .....................................................             2,185                 2,286,056
      1997 Series A-2,
      7.25%, 5-1-2027 .....................................................             2,000                 2,190,000
      1998 Series A-3,
      6.5%, 5-1-2016 ......................................................             1,000                 1,061,250
   Highlands Ranch Metropolitan District No. 3,
      Douglas County, Colorado,
      General Obligation Bonds:
      Series 1999,
      5.3%, 12-1-2019 .....................................................             1,250                 1,164,063
      Series 1998A,
      5.125%, 12-1-2012 ...................................................             1,000                   960,000
   University of Colorado Hospital Authority,
      Revenue Bonds, Series 1999A,
      5.0%, 11-15-2019 ....................................................             1,000                   896,250
      Total ...............................................................                                  30,136,812

CONNECTICUT - 5.08%
   Connecticut Development Authority, Water
      Facilities Revenue Bonds (Bridgeport
      Hydraulic Company Project):
      1996 Series,
      6.0%, 9-1-2036 ......................................................            15,000                14,981,250
      1995 Series,
      6.15%, 4-1-2035 .....................................................             9,200                 9,303,500

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT (CONTINUED)
   Eastern Connecticut Resource Recovery
      Authority, Solid Waste Revenue Bonds
      (Wheelabrator Lisbon Project),
      Series 1993A,
      5.5%, 1-1-2014 ......................................................           $13,700              $ 12,775,250
   Bristol Resource Recovery Facility,
      Operating Committee, Solid Waste Revenue
      Refunding Bonds (Ogden Martin Systems of
      Bristol, Inc. Project - 1995 Series),
      6.5%, 7-1-2014 ......................................................             7,000                 7,358,750
      Total ...............................................................                                  44,418,750

FLORIDA - 3.35%
   Escambia County, Florida, Pollution Control Revenue
      Bonds (Champion International Corporation Project):
      Series 1994,
      6.9%, 8-1-2022 ......................................................             8,855                 9,430,575
      Series 1996,
      6.4%, 9-1-2030 ......................................................             6,200                 6,285,250
   City of Leesburg, Florida, Hospital Revenue
      Refunding Bonds (Leesburg Regional Medical
      Center Project), Series 1993A,
      6.125%, 7-1-2012 ....................................................             5,000                 5,137,500
   Housing Finance Authority of Lee County, Florida,
      Single Family Mortgage Revenue Bonds:
      Series 1998A, Subseries 6,
      6.45%, 3-1-2031 .....................................................             2,175                 2,278,312
      Series 1999A, Subseries 2,
      5.0%, 9-1-2030 ......................................................             1,620                 1,555,200
   Jacksonville Health Facilities Authority,
      Hospital Revenue Bonds (Charity Obligated
      Group), Series 1999C,
      5.25%, 8-15-2019 ....................................................             2,745                 2,570,006
   City of Miami, Florida, Health Facilities
      Authority, Health Facilities Revenue Refunding
      Bonds (Mercy Hospital Project), Series 1994A,
      Inverse Floating Rate Security (INFLOS),
      6.87%, 8-15-2015 (A) ................................................             2,200                 2,043,250
      Total ...............................................................                                  29,300,093

GEORGIA - 3.40%
   Municipal Electric Authority of Georgia:
      Project One Special Obligation Bonds,
      Fifth Crossover Series,
      6.4%, 1-1-2013 ......................................................            15,500                16,953,125
      General Power Revenue Bonds,
      1992B Series,
      8.25%, 1-1-2011 .....................................................             8,700                10,907,625

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
   Private Colleges and Universities Authority,
      Revenue and Refunding Bonds (Mercer University
      Project), Tax-Exempt Series 1999A,
      5.25%, 10-1-2020 ....................................................           $ 2,000              $  1,837,500
      Total ...............................................................                                  29,698,250

HAWAII - 3.00%
   State of Hawaii, Airports System Revenue
      Bonds, Second Series of 1991,
      6.9%, 7-1-2012 ......................................................            20,195                22,593,156
   Department of Budget and Finance of the State
      of Hawaii, Special Purpose Revenue Bonds
      (Citizens Utilities Company Project):
      Residual Interest Bonds (RIBS), Series 1991B,
      8.575%, 11-1-2021 (A) ...............................................             1,750                 1,890,000
      Select Auction Variable Rate Securities (SAVRS),
      Series 1991A,
      4.4%, 11-1-2021 .....................................................             1,750                 1,750,000
      Total................................................................                                  26,233,156

IDAHO - 0.76%
   Idaho Health Facilities Authority, Hospital
      Revenue Refunding Bonds, Series 1992
      (IHC Hospitals, Inc.),
      6.65%, 2-15-2021 ....................................................             6,000                 6,660,000

ILLINOIS - 2.13%
   City of Chicago, Collateralized Single Family
      Mortgage Revenue Bonds:
      Series 1998C-1,
      6.3%, 9-1-2029 ......................................................             4,000                 4,185,000
      Series 1998A-1,
      6.45%, 9-1-2029 .....................................................             2,500                 2,650,000
      Series 1999A,
      6.35%, 10-1-2030 ....................................................             2,500                 2,646,875
      Series 1999C,
      7.05%, 10-1-2030 ....................................................             2,000                 2,182,500
      Series 1997-B,
      6.95%, 9-1-2028 .....................................................             1,890                 2,005,762
   Illinois Health Facilities Authority, Revenue Bonds:
      Series 1997A (Victory Health Services),
      5.375%, 8-15-2016 ...................................................             3,000                 2,763,750
      Series 1999 (Alexian Brothers Health System),
      5.0%, 1-1-2019 ......................................................             1,500                 1,338,750
   School District Number 116, Champaign County,
      Illinois (Urbana), General Obligation School
      Building Bonds, Series 1999C,
      0.0%, 1-1-2012 ......................................................             1,695                   847,500
      Total ...............................................................                                  18,620,137

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
INDIANA - 5.91%
   Indiana State Office Building Commission,
      Capitol Complex Revenue Bonds:
      Series 1990B (State Office Building I Facility),
      7.4%, 7-1-2015 ......................................................           $ 8,000              $  9,560,000
      Series 1990A (Senate Avenue Parking Facility),
      7.4%, 7-1-2015 ......................................................             4,775                 5,706,125
   Indianapolis Airport Authority,
      Special Facility Revenue Bonds, Series 1995 A
      (United Air Lines, Inc., Indianapolis
      Maintenance Center Project),
      6.5%, 11-15-2031 ....................................................            10,850                10,985,625
   Indiana Transportation Finance Authority,
      Highway Revenue Bonds, Series 1990A,
      7.25%, 6-1-2015 .....................................................             9,000                10,631,250
   East Chicago Elementary School Building
      Corporation (Lake County, Indiana), First
      Mortgage Refunding Bonds, Series 1996,
      6.25%, 1-5-2016 .....................................................             7,655                 8,162,144
   Indiana Health Facility Financing Authority,
      Hospital Revenue Bonds:
      Series 1999D (Charity Obligated
      Group),
      5.5%, 11-15-2024 ....................................................             5,000                 4,706,250
      Series 1999A (Deaconess Hospital
      Obligated Group),
      5.75%, 3-1-2019 .....................................................             2,000                 1,907,500
      Total ...............................................................                                  51,658,894

KANSAS - 1.85%
   Sedgwick County, Kansas and Shawnee County,
      Kansas, Single Family Mortgage Revenue Bonds
      (Mortgage-Backed Securities Program):
      1998 Series A-1 (AMT),
      6.5%, 12-1-2022 .....................................................             8,000                 8,420,000
      1997 Series A-1 (AMT),
      6.95%, 6-1-2029 .....................................................             5,225                 5,649,531
      1999 Series A-1 (AMT),
      5.5%, 12-1-2026 .....................................................             2,000                 2,135,000
      Total ...............................................................                                  16,204,531

KENTUCKY - 0.06%
   County of Jefferson, Kentucky, Insured
      Hospital Revenue Bonds, Series 1992 (Alliant
      Health System, Inc. Project), Inverse Floaters,
      8.836%, 10-23-2014 (A) ..............................................               500                   536,250

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
LOUISIANA - 1.14%
   Louisiana Public Facilities Authority,
      Hospital Revenue and Refunding Bonds:
      St. Francis Medical Center Project,
      Residual Interest Bonds (RIBS), Series 1994C,
      6.858%, 7-22-2024 (A) ...............................................           $ 3,650              $  4,042,375
      Pendleton Memorial Methodist Hospital
      Project, Series 1998,
      5.25%, 6-1-2017 .....................................................             2,000                 1,717,500
   Parish of East Baton Rouge, State of
      Louisiana, Refunding Revenue Bonds
      (Georgia-Pacific Corporation Project),
      Series 1998,
      5.35%, 9-1-2011 .....................................................             3,000                 2,887,500
   Parish of Webster, Louisiana, Pollution
      Control Revenue Refunding Bonds,
      1998 Series B (Non-AMT),
      5.2%, 3-1-2013 ......................................................             1,435                 1,361,456
      Total ...............................................................                                  10,008,831

MASSACHUSETTS - 1.66%
   City of Quincy, Massachusetts, Revenue Refunding
      Bonds, Quincy Hospital Issue, Series 1993,
      Inverse Floating Rate Security (INFLOS),
      6.32%, 1-15-2011 (A) ................................................             5,700                 5,671,500
   Massachusetts Housing Finance Agency,
      Single Family Housing Revenue Bonds,
      Series 57 (AMT),
      5.6%, 6-1-2030 ......................................................             4,735                 4,504,169
   Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue Bonds,
      1993 Series A, Inverse Floating Rate Security (INFLOS),
      7.17%, 7-1-2018 (A) .................................................             2,500                 2,284,375
   Massachusetts State College Building
      Authority, Project and Refunding
      Revenue Bonds, Senior Series 1994-A,
      7.5%, 5-1-2014 ......................................................             1,750                 2,089,063
      Total ...............................................................                                  14,549,107

MICHIGAN - 1.99% Michigan Strategic Fund:
      Limited Obligation Refunding Revenue Bonds,
      The Detroit Edison Company Pollution Control
      Bonds Project, Collateralized Series 1991 AA,
      6.95%, 5-1-2011 .....................................................             8,000                 9,210,000
      Limited Obligation Revenue Bonds, WMX
      Technologies, Inc. Project, Series 1993,
      6.0%, 12-1-2013 .....................................................             4,000                 4,040,000

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
   City of Detroit, Michigan, Sewage Disposal
      System Revenue and Revenue Refunding Bonds,
      Series 1993-A, Inverse Floating Rate Security
      (INFLOS),
      7.567%, 7-1-2023 (A) ................................................           $ 2,600              $  2,486,250
   Michigan State Hospital Finance Authority,
      Hospital Revenue Bonds (The Detroit Medical
      Center Obligated Group), Series 1998A,
      5.125%, 8-15-2018 ...................................................             2,000                 1,695,000
      Total ...............................................................                                  17,431,250

MINNESOTA - 0.66%
   City of Rochester, Minnesota, Health
      Care Facilities Revenue Bonds (Mayo
      Foundation/Mayo Medical Center),
      Series 1992D, Floating Inverse
      Rate Securities (FIRS),
      7.6%, 11-15-2009 (A) ................................................             4,500                 4,848,750
   HealthSystem Minnesota, The Healthcare
      Network, City of St. Louis Park,
      Minnesota, Health Care Facilities Revenue
      Bonds (HealthSystem Minnesota Obligated
      Group), Series 1993, Relinked Inverse
      Floater,
      6.043%, 7-1-2013 (A) ................................................             1,000                   938,750
      Total ...............................................................                                   5,787,500

MISSISSIPPI - 2.43%
   Lowndes County, Mississippi, Solid Waste
      Disposal and Pollution Control
      Refunding Revenue Bonds (Weyerhaeuser
      Company Project), Series 1992B,
      6.7%, 4-1-2022 ......................................................            11,000                12,072,500
   Mississippi Higher Education Assistance
      Corporation, Student Loan Revenue Bonds,
      Subordinate Series 1996-C:
      6.75%, 9-1-2014 .....................................................             5,500                 5,548,125
      6.7%, 9-1-2012 ......................................................             1,470                 1,482,863
   Mississippi Home Corporation, Single Family
      Mortgage Revenue Bonds, Series 1999A,
      5.25%, 6-1-2031 .....................................................             2,000                 2,107,500
      Total ...............................................................                                  21,210,988

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI - 1.94%
   Health and Educational Facilities Authority
      of the State of Missouri, Health Facilities
      Revenue Bonds:
      Barnes-Jewish, Inc./Christian Health
      Services, Series 1993A:
      6.0%, 5-15-2011 .....................................................           $ 3,000              $  3,157,500
      5.25%, 5-15-2014 ....................................................             2,900                 2,834,750
      Freeman Health System Project, Series 1998,
      5.25%, 2-15-2018 ....................................................             2,460                 2,229,375
      Lake of the Ozarks General Hospital, Inc.,
      Series 1998,
      5.1%, 2-15-2018 .....................................................             2,220                 2,009,100
   Missouri Housing Development Commission,
      Single Family Mortgage Revenue Bonds
      (Homeownership Loan Program):
      1997 Series C-1 (Non-AMT),
      6.55%, 9-1-2028 .....................................................             1,960                 2,072,700
      1998 Series D-2 (AMT),
      6.3%, 3-1-2029 ......................................................             1,145                 1,190,800
      1997 Series A-2 (AMT),
      7.3%, 3-1-2028 ......................................................               910                   997,587
      1998 Series B-2 (AMT),
      6.4%, 3-1-2029 ......................................................               950                   995,125
   Missouri Higher Education Loan Authority
      (A Public Instrumentality and Body
      Corporate and Politic of the State of
      Missouri), Student Loan Revenue Bonds,
      Subordinate Series 1994A,
      5.45%, 2-15-2009 ....................................................             1,500                 1,445,625
      Total ...............................................................                                  16,932,562

MONTANA - 0.16%
   Montana Higher Education Student Assistance
      Corporation, Student Loan Revenue Bonds,
      Subordinate Series 1998-B,
      5.5%, 12-1-2031 .....................................................             1,500                 1,395,000

NEBRASKA - 1.68%
   Nebraska Higher Education Loan Program, Inc.,
      1993-2 Series A-6 Junior Subordinate Bonds,
      6.4%, 6-1-2013 ......................................................            14,500                14,663,125

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEVADA - 0.97%
   Clark County, Nevada:
      Industrial Development Refunding Revenue
      Bonds (Nevada Power Company Project),
      Series 1995B,
      5.9%, 10-1-2030 .....................................................           $ 4,000              $  3,760,000
      Industrial Development Revenue Bonds (Nevada
      Power Company Project), Series 1997A,
      5.9%, 11-1-2032 .....................................................             2,000                 1,877,500
   Nevada Housing Division, Single Family
      Mortgage Bonds:
      1998 Series A-1 Mezzanine Bonds,
      5.35%, 4-1-2016 .....................................................             2,050                 1,947,500
      1996 Series C Subordinate Bonds,
      6.35%, 4-1-2009 .....................................................               880                   906,400
      Total ...............................................................                                   8,491,400

NEW HAMPSHIRE - 0.96%
   State of New Hampshire, Turnpike System
      Revenue Bonds, 1994 Series C, Indexed
      Inverse Floater, Residual Interest
      Bonds (RIBS),
      6.351%, 2-1-2024 (A) ................................................            10,000                 8,350,000

NEW MEXICO - 1.20%
   New Mexico Educational Assistance Foundation:
      Student Loan Program Bonds:
      Second Subordinate 1996 Series A-3,
      6.75%, 11-1-2008 ....................................................             2,175                 2,245,687
      First Subordinate 1996 Series A-2,
      6.2%, 11-1-2008 .....................................................             2,210                 2,198,950
      Second Subordinate 1995 Series A-3,
      6.6%, 11-1-2010 .....................................................             1,235                 1,216,475
      Student Loan Purchase Bonds,
      Senior 1995 Series IV-A1 (AMT),
      7.05%, 3-1-2010 .....................................................             4,645                 4,807,575
      Total ...............................................................                                  10,468,687

NEW YORK - 3.62%
   New York State Medical Care Facilities Finance Agency,
      Mental Health Services Facilities Improvement
      Revenue Bonds, 1993 Series F Refunding,
      5.375%, 2-15-2014 ...................................................            12,000                11,850,000

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
   The City of New York, General Obligation Bonds:
      Fiscal 1994 Series C, Inverse Floaters,
      20.36%, 9-30-2003 (C) ...............................................           $ 3,250              $  4,472,812
      Fiscal 1997 Series H,
      6.125%, 8-1-2025 ....................................................             4,230                 4,288,163
   Dormitory Authority of the State of New York:
      State University Educational Facilities,
      Revenue Bonds, Series 1990B,
      7.5%, 5-15-2011 .....................................................             2,000                 2,312,500
      Department of Health of the State of
      New York, Revenue Bonds, Series 1996,
      5.5%, 7-1-2010 ......................................................             2,000                 2,030,000
      Nyack Hospital, Revenue Bonds, Series 1996,
      6.25%, 7-1-2013 .....................................................             1,000                 1,032,500
   New York State Urban Development Corporation,
      Correctional Capital Facilities Revenue Bonds,
      1993A Refunding Series,
      5.25%, 1-1-2014 .....................................................             3,000                 2,962,500
   New York City Transitional Finance Authority,
      Future Tax Secured Bonds, Fiscal 1999 Series C
      Tax-Exempt Bonds,
      5.0%, 5-1-2019 ......................................................             3,000                 2,707,500
      Total ...............................................................                                  31,655,975

NORTH CAROLINA - 1.63%
   The Columbus County Industrial Facilities
      and Pollution Control Financing Authority
      (North Carolina), Environmental Improvement
      Revenue Bonds, 1996 Series A,
      5.85%, 12-1-2020 ....................................................             5,000                 4,837,500
   North Carolina Medical Care Commission,
      Hospital Revenue Bonds:
      Gaston Health Care, Series 1998,
      5.0%, 2-15-2019 .....................................................             2,500                 2,218,750
      Halifax Regional Medical Center, Series 1998,
      5.0%, 8-15-2018 .....................................................             2,170                 1,877,050
      Rex Healthcare, Series 1998,
      5.0%, 6-1-2017 ......................................................               750                   684,375
   The Martin County Industrial Facilities and
      Pollution Control Financing Authority (North
      Carolina), Solid Waste Disposal Revenue Bonds
      (Weyerhaeuser Company Project), Series 1993,
      5.65%, 12-1-2023 ....................................................             2,500                 2,356,250
   County of Cumberland, North Carolina, Hospital
      Facility Revenue Bonds (Cumberland County
      Hospital System, Inc.), Series 1999,
      5.25%, 10-1-2019 ....................................................             2,500                 2,287,500
      Total ...............................................................                                  14,261,425

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NORTH DAKOTA - 0.98%
   City of Fargo, North Dakota, Health System
      Revenue Bonds (Meritcare Obligated Group),
      Series 1996A,
      5.55%, 6-1-2016 .....................................................           $ 5,350              $  5,289,812
   County of Burleigh, North Dakota, Healthcare
      Revenue Refunding Bonds, Series 1999
      (Medcenter One, Inc.),
      5.25%, 5-1-2013 .....................................................             2,000                 1,950,000
   State of North Dakota, North Dakota Housing
      Finance Agency, Housing Finance Program Bonds,
      Home Mortgage Finance Program, 1998 Series A,
      5.25%, 7-1-2018 .....................................................             1,380                 1,295,475
      Total ...............................................................                                   8,535,287

OHIO - 1.18%
   State of Ohio Air Quality Development Revenue
      Bonds (Columbus Southern Power Company
      Project), Series 1985 B,
      6.25%, 12-1-2020 ....................................................             4,500                 4,561,875
   County of Erie, Ohio, Franciscan Services
      Corporation, Revenue Refunding Bonds,
      Series 1993 A (Providence Hospital, Inc.),
      6.0%, 1-1-2013 ......................................................             4,000                 4,050,000
   City of Moraine, Ohio, Solid Waste
      Disposal Revenue Bonds (General Motors
      Corporation Project), Series 1994,
      6.75%, 7-1-2014 .....................................................             1,550                 1,722,438
      Total ...............................................................                                  10,334,313

OKLAHOMA - 0.69%
   Oklahoma Housing Finance Agency, Single
      Family Mortgage Revenue Bonds
      (Homeownership Loan Program):
      1995 Series B, Subseries B-2 (AMT),
      7.625%, 9-1-2026 ....................................................             4,605                 4,984,913
      1996 Series A,
      7.05%, 9-1-2026 .....................................................               995                 1,065,894
      Total ...............................................................                                   6,050,807

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
OREGON - 0.67%
   State of Oregon, Housing and Community
      Services Department, Mortgage Revenue
      Bonds, Single-Family Mortgage Program:
      1996 Series D,
      6.375%, 7-1-2027 ....................................................           $ 3,150              $  3,256,313
      1992 Series B,
      6.875%, 7-1-2028 ....................................................             2,500                 2,618,750
      Total ...............................................................                                   5,875,063

PENNSYLVANIA - 3.79%
   City of Philadelphia, Pennsylvania, Water
      and Wastewater Revenue Bonds, Series 1993,
      Inverse Rate Securities:
      7.54%, 6-15-2012 (A) ................................................             7,100                 7,250,875
      7.54%, 6-15-2012 (A) ................................................             4,650                 5,202,188
   Delaware Valley Regional Finance Authority
      (Bucks, Chester, Delaware and Montgomery Counties,
      Pennsylvania), Local Government Revenue Bonds,
      1997 Series B,
      5.6%, 7-1-2017 ......................................................             5,000                 5,018,750
   Allegheny County Hospital Development Authority
      (Pennsylvania), UPMC Health System Revenue
      Refunding Bonds, Series 1999B,
      5.0%, 12-15-2017 ....................................................             5,000                 4,550,000
   The Philadelphia Parking Authority, Airport
      Parking Revenue Bonds, Series of 1999,
      5.25%, 9-1-2020 .....................................................             3,000                 2,790,000
   City of Philadelphia, Pennsylvania, General
      Obligation Bonds, Series 1998:
      4.75%, 3-15-2017 ....................................................             1,615                 1,423,219
      4.75%, 3-15-2018 ....................................................             1,000                   876,250
   Pennsylvania Intergovernmental Cooperation
      Authority, Special Tax Revenue Refunding
      Bonds (City of Philadelphia Funding Program),
      Series of 1999,
      5.0%, 6-15-2021 .....................................................             2,500                 2,237,500
   Falls Township Hospital Authority, Refunding
      Revenue Bonds, The Delaware Valley Medical Center
      Project (FHA Insured Mortgage), Series 1992,
      7.0%, 8-1-2022 ......................................................             2,000                 2,152,500
   Pennsylvania Higher Educational Facilities Authority,
      Revenue Bonds (Thomas Jefferson University),
      1999 Series A,
      5.0%, 7-1-2019 ......................................................             1,750                 1,583,750
      Total ...............................................................                                  33,085,032

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA - 1.77%
   South Carolina Jobs - Economic Development
      Authority, Hospital Revenue Refunding and
      Improvement Bonds (South Carolina Baptist
      Hospital), Series 1993D, Intermediate Longs,
      Inverse Floating Securities,
      7.22%, 8-1-2021 (A) .................................................           $14,550              $ 13,495,125
   Orangeburg County, South Carolina, Solid
      Waste Disposal Facilities Revenue Bonds
      (South Carolina Electric & Gas Company
      Project), Series 1994,
      5.7%, 11-1-2024 .....................................................             2,000                 1,937,500
      Total ...............................................................                                  15,432,625

TENNESSEE - 0.80%
   The Health and Educational Facilities Board
      of the Metropolitan Government of Nashville
      and Davidson County, Tennessee:
      Health Facility Revenue Refunding Bonds (Open
      Arms Developmental Centers Project), Series 1998,
      5.1%, 8-1-2016 ......................................................             2,745                 2,511,675
      Multi-Modal Interchangeable Rate, Health Facility
      Revenue Bonds (Richland Place, Inc. Project),
      Series 1993,
      5.5%, 5-1-2023 ......................................................             1,950                 1,845,187
   Volunteer State Student Funding Corporation,
      Educational Loan Revenue Bonds,
      Junior Subordinate Series 1993C Bonds,
      5.85%, 12-1-2008 ....................................................             2,700                 2,639,250
      Total ...............................................................                                   6,996,112

TEXAS - 6.26%
   AllianceAirport Authority, Inc.,
      Special Facilities Revenue Bonds,
      Series 1991 (American Airlines, Inc.
      Project),
      7.0%, 12-1-2011 .....................................................            14,400                15,876,000
   Texas Department of Housing and Community
      Affairs, Single Family Mortgage Revenue
      Bonds:
      1997 Series A (AMT) TEAMS Structure,
      5.8%, 9-1-2029 ......................................................             5,000                 4,862,500
      1997 Series D (AMT) TEAMS Structure:
      5.65%, 3-1-2029 .....................................................             2,500                 2,390,625
      5.7%, 9-1-2029 ......................................................             1,500                 1,443,750

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
   Trinity River Authority of Texas (Tarrant
      County Water Project), Improvement and Refunding
      Revenue Bonds, Series 1999,
      5.25%, 2-1-2020 .....................................................            $7,415              $  6,933,025
   Amarillo Health Facilities Corporation,
      Hospital Revenue Bonds (Baptist St. Anthony's
      Hospital Corporation Project), Series 1998,
      5.5%, 1-1-2015 ......................................................             6,320                 6,280,500
   City of Austin, Texas, Subordinate Lien
      Revenue Refunding Bonds, Series 1998,
      5.25%, 5-15-2019 ....................................................             5,000                 4,762,500
   Gulf Coast Waste Disposal Authority,
      Multi-Modal Interchangeable Rate Revenue
      Bonds (Champion International Corporation
      Project), Series 1992A,
      6.875%, 12-1-2028 ...................................................             3,220                 3,413,200
   Lufkin Health Facilities Development
      Corporation, Health System Revenue and
      Refunding Bonds (Memorial Health System
      of East Texas), Series 1995,
      6.875%, 2-15-2026 ...................................................             2,995                 3,148,494
   City of Houston, Texas, Airport System,
      Special Facilities Revenue Bonds
      (Continental Airlines, Inc. Terminal
      Improvement Projects), Series 1997B,
      6.125%, 7-15-2017 ...................................................             2,850                 2,760,938
   Midland County Hospital District, Hospital
      Revenue Refunding Bonds, Series 1997,
      5.375%, 6-1-2016 ....................................................             2,000                 1,935,000
   Collin County Housing Finance Corporation,
      Student Housing Revenue Bonds (Collin
      County Community College District Foundation,
      Inc. Project),  Series 1998A,
      5.25%, 6-1-2031 .....................................................             1,000                   870,000
      Total ...............................................................                                  54,676,532

UTAH - 5.80%
   Tooele County, Utah, Hazardous Waste Treatment
      Revenue Bonds (Union Pacific Corporation/
      USPCI, Inc. Project), Series A,
      5.7%, 11-1-2026 .....................................................            37,200                33,945,000
   Intermountain Power Agency, Power Supply
      Revenue Refunding Bonds, 1993 Series A,
      Inverse Floating Rate Securities (INFLOS),
      7.266%, 7-1-2021 (A) ................................................            18,200                16,766,750
      Total ...............................................................                                  50,711,750

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WASHINGTON - 7.32%
   Washington Public Power Supply System:
      Nuclear Project No. 3, Refunding Revenue Bonds:
      Series 1989B,
      7.125%, 7-1-2016 ....................................................           $20,750              $ 23,836,563
      Series 1993C,  Inverse Floating Rate Security,
      6.87%, 7-1-2012 (A) .................................................             7,000                 6,658,750
      Nuclear Project No. 1, Refunding Revenue Bonds:
      Series 1989B,
      7.125%, 7-1-2016 ....................................................             8,200                 9,419,750
      Series 1993A, Inverse Floating Rate Security,
      7.47%, 7-1-2011 (A) .................................................             7,500                 8,109,375
      Nuclear Project No. 2, Refunding Revenue
      Bonds, Series 1994A, Inverse Floating Rate
      Securities,
      6.52%, 7-1-2012 (A) .................................................             2,500                 2,418,750
   State of Washington, Various Purpose General
      Obligation Bonds, Series 1990A,
      6.75%, 2-1-2015 .....................................................             4,995                 5,600,644
   Pilchuck Development Public Corporation (State
      of Washington), Special Facilities Airport
      Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
      6.0%, 8-1-2023 ......................................................             3,500                 3,473,750
   Public Utility District No. 1 of Douglas County,
      Washington, Wells Hydroelectric Revenue Bonds,
      Series of 1965,
      3.7%, 9-1-2018 ......................................................             4,130                 3,458,875
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue Bonds,
      1995 (GNMA Collateralized Mortgage
      Loan - Kin On Project),
      7.4%, 11-20-2036 ....................................................               875                   980,000
      Total ...............................................................                                  63,956,457

WEST VIRGINIA - 0.66%
   Braxton County, West Virginia, Solid Waste
      Disposal Revenue Bonds (Weyerhaeuser Company
      Project), Series 1995A,
      6.5%, 4-1-2025 ......................................................             3,500                 3,670,625
   The County Commission of Monongalia County, West
      Virginia, Pollution Control Revenue Bonds (The
      Potomac Edison Company Fort Martin Station Project),
      1993 Series B,
      5.95%, 4-1-2013 .....................................................             2,000                 2,065,000
      Total ...............................................................                                   5,735,625

                                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WISCONSIN - 0.95%
   Wisconsin Public Power Incorporated SYSTEM
      (The), Power Supply System Revenue Bonds,
      Series 1993B-2, Yield Curve Notes (YCNs),
      6.8%, 7-1-2014 (A) ..................................................           $ 5,500              $  5,390,000
   Wisconsin Housing and Economic Development
      Authority, Home Ownership Revenue Bonds,
      1997 Series H,
      5.75%, 9-1-2028 .....................................................             3,000                 2,917,500
      Total ...............................................................                                   8,307,500

TOTAL MUNICIPAL BONDS - 94.91%                                                                             $829,598,190
   (Cost: $834,285,556)

TOTAL SHORT-TERM SECURITIES - 3.89%                                                                        $ 33,952,154
   (Cost: $33,952,154)

TOTAL INVESTMENT SECURITIES - 98.80%                                                                       $863,550,344
   (Cost: $868,237,710)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.20%                                                            10,532,126

NET ASSETS - 100.00%                                                                                       $874,082,470

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

NOTES TO SCHEDULE OF INVESTMENTS
(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.

(B) The interest rate is subject to change periodically and based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.

(C) The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at September 30, 1999.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(IN THOUSANDS, EXCEPT FOR PER SHARE AND SHARE AMOUNTS)

ASSETS
   Investment securities--at value
      (Notes 1 and 3) ..................................................................                   $863,550
   Cash ................................................................................                         70
   Receivables:
      Interest .........................................................................                     12,690
      Fund shares sold .................................................................                        165
   Prepaid insurance premium ...........................................................                         28
   Other assets.........................................................................                         10
                                                                                                           --------
        Total assets ...................................................................                    876,513
                                                                                                           --------
LIABILITIES
   Payable to Fund shareholders ........................................................                      2,159
   Accrued service fee (Note 2) ........................................................                        173
   Accrued transfer agency and dividend
      disbursing (Note 2) ..............................................................                         75
   Accrued management fee (Note 2) .....................................................                         12
   Accrued accounting services fee (Note 2) ............................................                          7
   Accrued distribution fee (Note 2) ...................................................                          5
                                                                                                           --------
        Total liabilities ..............................................................                      2,431
                                                                                                           --------
           Total net assets ............................................................                   $874,082
                                                                                                           ========
NET ASSETS
   $0.001 par value capital stock
      Capital stock ....................................................................                   $    127
      Additional paid-in capital .......................................................                    873,386
   Accumulated undistributed income:
      Accumulated undistributed net investment
        income .........................................................................                        701
      Accumulated undistributed net realized gain on
        investment transactions ........................................................                      4,555
      Net unrealized depreciation in value of
        investments ....................................................................                     (4,687)
                                                                                                           --------
        Net assets applicable to outstanding units
           of capital ..................................................................                   $874,082
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ..........................................................................                      $6.90
   Class Y    ..........................................................................                      $6.90
Capital shares outstanding
   Class A    ..........................................................................                126,596,042
   Class Y    ..........................................................................                        281
Capital shares authorized ..............................................................                600,000,000

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

INVESTMENT INCOME
   Interest and amortization (Note 1B) ......................................................               $54,506
                                                                                                            -------
   Expenses (Note 2):
      Investment management fee .............................................................                 4,196
      Service fee - Class A..................................................................                 2,034
      Transfer agency and dividend disbursing - Class A......................................                   758
      Distribution fee - Class A.............................................................                   129
      Accounting services fee ...............................................................                    85
      Custodian fees ........................................................................                    37
      Audit fees ............................................................................                    20
      Legal fees ............................................................................                    14
      Other .................................................................................                   168
                                                                                                            -------
        Total expenses ......................................................................                 7,441
                                                                                                            -------
           Net investment income ............................................................                47,065
                                                                                                            -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTES 1 AND 3)
   Realized net gain on securities ..........................................................                 9,130
   Realized net gain on put options purchased ...............................................                   221
   Realized net loss on futures contracts closed ............................................                  (350)
                                                                                                            -------
      Net realized gain on investments ......................................................                 9,001
   Net unrealized depreciation in value of
      investments during the period .........................................................               (86,742)
                                                                                                            -------
        Net loss on investments .............................................................               (77,741)
                                                                                                            -------
           Net decrease in net assets resulting
              from operations ...............................................................              $(30,676)
                                                                                                           ========

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)

                                                                                             FOR THE FISCAL YEAR
                                                                                              ENDED SEPTEMBER 30,
                                                                                  -------------------------------------------
                                                                                       1999                         1998
                                                                                  --------------                 ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income.........................................                  $47,065                      $ 48,804
      Realized net gain on
        investments ................................................                    9,001                        16,941
      Unrealized appreciation
        (depreciation)..............................................                  (86,742)                       16,492
                                                                                     --------                      --------
        Net increase (decrease) in net assets
           resulting from operations ...............................                  (30,676)                       82,237
                                                                                     --------                      --------
   Distributions to shareholders from (Note 1D):*
      Net investment income:
        Class A ....................................................                  (47,791)                      (48,648)
        Class Y** ..................................................                      ---                           ---
      Realized gains on securities transactions:
        Class A ....................................................                  (14,339)                      (12,104)
        Class Y ....................................................                      ---                           ---
                                                                                     --------                      --------
                                                                                      (62,130)                      (60,752)
                                                                                     --------                      --------
   Capital share transactions:
      Proceeds from sale of shares:
        Class A (25,266,631 and 41,023,912
           shares, respectively) ...................................                  185,060                       307,508
        Class Y (270 and 0 shares, respectively)....................                        2                           ---
      Proceeds from reinvestment of dividends
        and/or capital gains distribution:
        Class A (7,012,942 and 6,763,886
           shares, respectively) ...................................                   51,386                        50,042
        Class Y (11 and 0 shares, respectively)**...................                      ---                           ---
      Payments for shares redeemed:
        Class A (36,372,123 and 50,159,643
           shares, respectively) ...................................                 (266,449)                     (376,023)
        Class Y (0 and 0 shares, respectively)......................                      ---                           ---
                                                                                    ---------                      --------
           Net decrease in net assets resulting
              from capital share transactions ......................                  (30,001)                      (18,473)
                                                                                    ---------                      --------
              Total increase (decrease) ............................                 (122,807)                        3,012
NET ASSETS
   Beginning of period .............................................                  996,889                       993,877
                                                                                    ---------                      --------
   End of period, including undistributed
      net investment income of $701 and
      $1,427, respectively .........................................                 $874,082                      $996,889
                                                                                     ========                      ========

 *See "Financial Highlights" on pages  - .
**Amounts for the fiscal period ended September 30, 1999 not shown due to rounding.

                                            SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                         FOR THE FISCAL YEAR ENDED
                                                                               SEPTEMBER 30,
                                                        -----------------------------------------------------------
                                                          1999         1998         1997         1996          1995
                                                        ------       ------       ------       ------        ------
Net asset value,
   beginning of period..............                   $7.63        $7.47        $7.32        $7.25        $6.91
                                                       -----        -----        -----        -----         -----
Income from investment
   operations:
   Net investment
      income .......................                    0.36         0.37         0.38         0.39         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                   (0.61)        0.25         0.30         0.12         0.38
                                                       -----        -----        -----        -----         -----
Total from investment
   operations ......................                   (0.25)        0.62         0.68         0.51         0.77
                                                       -----        -----        -----        -----         -----
Less distributions:
   From net investment
      income .......................                   (0.37)       (0.37)       (0.37)       (0.39)       (0.39)
   From capital gains ..............                   (0.11)       (0.09)       (0.16)       (0.05)       (0.00)
   In excess of capital
      gains ........................                   (0.00)       (0.00)       (0.00)       (0.00)       (0.04)
                                                       -----        -----        -----        -----         -----
Total distributions ................                   (0.48)       (0.46)       (0.53)       (0.44)       (0.43)
                                                       -----        -----        -----        -----         -----
Net asset value,
   end of period ...................                   $6.90        $7.63        $7.47        $7.32        $7.25
                                                       =====        =====        =====        =====        =====
Total return* ......................                   -3.46%        8.67%        9.77%        7.16%       11.51%
Net assets, end of
   period (in
   millions) .......................                    $874         $997         $994         $997         $975
Ratio of expenses to
   average net assets...............                    0.79%        0.72%        0.67%        0.68%        0.65%
Ratio of net investment
   income to average
   net assets ......................                    4.98%        4.95%        5.14%        5.23%        5.51%
Portfolio
   turnover rate ...................                   30.93%       50.65%       47.24%       74.97%       70.67%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                          FOR THE
                                           PERIOD
                                             FROM
                                        12/30/98*
                                          THROUGH
                                          9/30/99
                                          -------
Net asset value,
   beginning of period..............       $7.41
                                           -----
Income from investment
   operations:
   Net investment
      income .......................        0.28
   Net realized and
      unrealized loss
      on investments ...............       (0.51)
                                           -----
Total from investment
   operations ......................       (0.23)
                                           -----
Less dividends from
   net investment
   income ..........................       (0.28)
                                           -----
Net asset value,
   end of period ...................       $6.90
                                           =====
Total return .......................       -3.21%
Net assets, end of
   period (in
   thousands) ......................          $2
Ratio of expenses
   to average net
   assets ..........................        0.67%**
Ratio of net
   investment income
   to average net
   assets ..........................        5.08%**
Portfolio
   turnover rate ...................       30.93%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.       Futures -- See Note 5 -- Futures.

F.       Options -- See Note 6 -- Options.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion. The Fund accrues and pays the fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                        ACCOUNTING SERVICES FEE

                          Average
                       Net Asset Level                            Annual Fee
                  (all dollars in millions)                   Rate for Each Level
                  -------------------------                   -------------------
                     From $    0 to $   10                         $      0
                     From $   10 to $   25                         $ 10,000
                     From $   25 to $   50                         $ 20,000
                     From $   50 to $  100                         $ 30,000
                     From $  100 to $  200                         $ 40,000
                     From $  200 to $  350                         $ 50,000
                     From $  350 to $  550                         $ 60,000
                     From $  550 to $  750                         $ 70,000
                     From $  750 to $1,000                         $ 85,000
                          $1,000 and Over                          $100,000

         The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $993,053, out of which W&R paid sales commissions of $571,128 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         The Fund paid Directors' fees of $36,815, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

         Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $280,808,480 while proceeds from maturities and sales aggregated $305,245,576. Purchases of options aggregated $14,910,184 while proceeds from options aggregated $15,131,272 Purchases of short-term securities aggregated $1,442,892,420 while proceeds from maturities and sales aggregated $1,442,184,774. No long-term U.S. Government securities were bought or sold during the period ended September 30, 1999.

         For Federal income tax purposes, cost of investments owned at September 30, 1999 was $872,568,649, resulting in net unrealized appreciation of $9,018,305, of which $22,876,651 related to appreciated securities and $31,894,956 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         For Federal income tax purposes, the Fund realized capital gain net income of $8,892,543 during its fiscal year ended September 30, 1999, of which a portion was paid to the Fund's shareholders during the period ended September 30, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- FUTURES

         The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- OPTIONS

         Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- MULTICLASS OPERATIONS

         The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the fiscal year ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal Bond Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999